Exhibit 10.2

- SEQUANS COMMUNICATIONS -

Regulations

Warrants (B.S.A. co-2005) Subscription Plan - 2006-1

- CONTENTS -

I - DEFINITION OF BSA co-2005 SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

• Beneficiaries

• Allotment and subscription of BSA co-2005

• Features and period of validity of the BSA co-2005

• Cessation of the Beneficiary’s contractual relationship with Sequans Communications or one of its subsidiaries

• Setting the subscription price for shares covered by the BSA co-2005

• Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING BSA co-2005

• Suspension of the rights to exercise the BSA co-2005

• Procedures and conditions for exercising the BSA co-2005

V - FEATURES OF SHARES SUBSCRIBED

• Delivery ad form of shares

• Rights and availability of shares

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I - DEFINITION OF BSA co-2005 SUBSCRIPTION PLAN

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA co-2005 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA co-2005”) at a set price; the exercise of each BSA co-2005 allows the subscription for a new A common share during a certain period, at a price set on the date the BSA co-2005 are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA co-2005 to subscribe for shares.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by the provisions set forth under article L.228-95 of the French Commercial Code.

In a decision taken on 15 December 2005, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 50,000 BSA co-2005 maximum, at the price of 0.01 euro per BSA co-2005. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A common shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA co-2005, on one or more occasions, including the authority to determine the beneficiaries and the number of BSA co-2005 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA co-2005 issued, to record the successive increases in share capital as a result of the exercise of the BSA co-2005, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 12 January 2005, the Board of Directors decided the procedures applicable to this BSA co-2005 (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

III-1. Beneficiaries

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

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Beneficiaries shall be selected among physical persons having effective contractual relationship – on the basis of a services contract duly signed – with Sequans Communications at the date of the attribution of BSA co-2005.

III-2. Subscription of BSA co-2005

The BSA co-2005 proposed to the Beneficiaries shall be subscribed at the price of 0.01 euro per BSA co-2005, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA co-2005 proposed to each Beneficiary shall be indicated in an individual notification letter sent to him/her by the Chairman; the subscription of such BSA co-2005 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA co-2005 subscription form duly signed,

•	as well as (i) a copy of this PLAN and (ii) a copy of the “CONTRACTUAL UNDERTAKING”, both attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this major formality within the applicable period shall render the BSA co-2005 issued immediately and automatically void.

Exercising a BSA co-2005 entitles the holder to subscribe for one new class A common share of Sequans Communications’ share capital at the price of 0.60 euro.

This number of shares cannot be modified during the BSA co-2005’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

III-3. Features and period of validity of the BSA co-2005

BSA co-2005 are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors and provided they are subscribed for by the Beneficiary.

BSA co-2005 must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•

The Beneficiary may exercise his/her BSA co-2005 at the rate if 1/24th per month for the period between the 1st and 24th month following the date the services contract signed with Sequans Communications – or one of its subsidiaries – has entered in force.

(i) further grant(s)

•	The Beneficiary may exercise his/her BSA co-2005 at the rate of 1/24th per month for the period between the 1st and 24th month following the date of the grant of such BSA co-2005.

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Any BSA co-2005 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-4. Cessation of the Beneficiary’s contractual relationship with Sequans Communications or one of its subsidiaries

In the event of a termination, anticipated or not, of the Beneficiary’s services contract with Sequans Communications or one of its subsidiaries, regardless of the reason:

•

Said Beneficiary shall lose any and all rights with regard to BSA co-2005 that are not yet exercisable on the date of the aforesaid termination, in accordance with the schedule for exercising the BSA co-2005 set out the notification letter referred to under article III-3 above.

However, the Beneficiary retains the right to exercise BSA co-2005 that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her BSA co-2005 within a period of 30 days following the aforesaid termination.

After the expiry of such period, the Beneficiary shall lose any and all rights with regard to unexercised BSA co-2005 which shall be null and void.

III-5. Setting the subscription price for shares obtained by exercising the BSA co-2005

A general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the BSA co-2005 at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set in the amount of EUR 0.60 per share (of which EUR 0.59 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 February 2005.

This price may not be changed during the BSA co-2005’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-6. Maintaining the rights of Beneficiaries during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of the BSA co-2005 holders, in accordance with applicable laws and regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING BSA CO-2005

IV-1. Suspension of the rights to exercise the BSA co-2005

If necessary, the Board of Directors may suspend the right to exercise the BSA co-2005. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

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In such case, Sequans Communications shall inform the Beneficiaries of the BSA co-2005, indicating the date of the suspension and the date on which the right to exercise BSA co-2005 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA co-2005 expires during a period in which rights are suspended, the period for exercising the BSA co-2005 shall be extended by 3 months.

IV-2. Conditions for exercising BSA co-2005

All requests for exercising BSA co-2005, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising BSA co-2005 are registered in the books of Sequans Communications as registered shares.

V-2. Rights - Availability

The new shares, A common shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

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- SEQUANS COMMUNICATIONS -

Regulations

(Warrants (B.S.A.co-2005) Subscription Plan - 2006-2

- CONTENTS -

I - DEFINITION OF BSA co-2005 SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

• Beneficiaries

• Allotment and subscription of BSA co-2005

• Features and period of validity of the BSA co-2005

• Setting the subscription price for shares covered by the BSA co-2005

• Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING BSA co-2005

• Suspension of the rights to exercise the BSA co-2005

• Procedures and conditions for exercising the BSA co-2005

V - FEATURES OF SHARES SUBSCRIBED

• Delivery ad form of shares

• Rights and availability of shares

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I - DEFINITION OF BSA co-2005 SUBSCRIPTION PLAN

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA co-2005 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA co-2005”) at a set price; the exercise of each BSA co-2005 allows the subscription for a new A common share during a certain period at a price set on the date the BSA co-2005 are issued and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA co-2005 to subscribe for shares.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by the provisions set forth under article L.228-95 of the French Commercial Code.

In a decision taken on 15 December 2005, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 50.000 BSA co-2005 maximum, at the price of 0.01 euro per BSA co-2005. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A common shares key to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA co-2005, on one or more occasions, including the authority to determine the beneficiaries and the number of BSA co-2005 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA co-2005 issued to record the successive increases in share capital as a result of the exercise of the BSA co-2005, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 12 January 2005, the Board of Directors decided the procedures applicable to this BSA co-2005 (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

III-1. Beneficiaries

The list of the Plans beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

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Beneficiaries shall be selected among physical persons who have contributed, directly or indirectly, to the business of Sequans Communications at the date of the attribution of BSA co-2005.

III-2. Subscription of BSA co-2005

The BSA co-2005 proposed to the Beneficiaries shall be subscribed at the price of 0.01 euro per BSA co-2005, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA co-2005 proposed to each Beneficiary shall be indicated in an individual notification letter sent to him/her by the Chairman; the subscription of such BSA co-2005 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA co-2005 subscription form duly signed,

•	as well as (i) a copy of this PLAN and (ii) a copy of the “CONTRACTUAL UNDERTAKING”, both attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this major formality within the applicable period shall render the BSA co-2005 issued immediately and automatically void.

Exercising a BSA co-2005 entitles the holder to subscribe for one new class A common share of Sequans Communications’ share capital at the price of 0.60 euro.

This number of shares cannot be modified during the BSA co-2005’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

III-3. Features and period of validity of the BSA co-2005

BSA co-2005 are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors and provided they are subscribed for by the Beneficiary.

BSA co-2005 shall be exercisable from the date of their subscription by the Beneficiary.

Any BSA co-2005 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-4. Setting the subscription price for shares obtained by exercising the BSA co-2005

A general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the BSA co-2005 at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set in the amount of EUR 0.60 per share (of which EUR 0.59 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 February 2005.

This price may not be changed during the BSA co-2005’ period of validity, except in the event of adjustments in accordance with the statutory and regulatory requirements.

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III-5 Maintaining the rights of Beneficiaries during the exercise period.

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capitol or amend the rules for the allocation of profits. The Company shall consequently take the measure necessary to match the rights of the BSA co-2005 holders in accordance with applicable laws and regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING BSA CO 2005

IV-1. Suspension of the rights to exercise the BSA co-2005

If necessary, the Board of Directors may suspend the right to exercise the BSA co-2005. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the finance transactions requiring and adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA co-2005, indicating the date of the suspension and the date on with the right to exercise BSA co-2005 will be re-establishment. Such suspension may not exceed 3 months.

If the right to exercise a BSA co-2005 expires during a period in which rights are suspended, the period for exercising the BSA co-2005 shall be extended by 3 months.

IV-2 Conditions for exercising BSA co-2005

All requests for exercising BSA co-2005, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Shares subscribed must be at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1 Delivery and form of shares

Shares acquired by exercising BSA co-2005 are registered in the books of Sequans Communications as registered shares.

V-2 Rights - Availability

The new shares, A common shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

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- SEQUANS COMMUNICATIONS -

Terms and Conditions governing

the subscription and the exercize of B.S.A 2006-3

- CONTENTS -

I - DEFINITION OF BSA co-2006 SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

• Beneficiary

• Allotment and subscription of BSA co-2006

• Features and period of validity of the BSA co-2006

• Cessation of the Beneficiary’s contractual relationship with Sequans Communications

• Setting the subscription price for shares covered by the BSA co-2006

• Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING BSA co-2006

• Suspension of the rights to exercise the BSA co-2006

• Procedures and conditions for exercising the BSA co-2006

V - FEATURES OF SHARES SUBSCRIBED

• Delivery ad form of shares

• Rights and availability of shares

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I - DEFINITION OF BSA co-2006 SUBSCRIPTION PLAN

This BSA co-2006 subscription plan is a mechanism by which Sequans Communications offers Mr. Zvi Slonimsky, Consultant, the possibility of subscribing for warrants (hereafter referred to as “BSA co-2006”) at a set price ; the exercise of each BSA co-2006 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA co-2006 are issued, and that remains fixed during the entire period.

In this way, Mr. Zvi Slonimsky is invited to participate in the company’s performance through the changes in share value, even before he becomes shareholders by exercising the BSA co-2006 to subscribe for shares.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by the provisions set forth under article L.228-95 of the French Commercial Code.

In a decision taken on 17 October 2006, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 450,000 BSA co-2006 maximum, at the price of 0.01 euro per BSA co-2006. Each Option gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA co-2006, on one or more occasions, including the authority to determine the beneficiaries and the number of BSA co-2006 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA co-2005 issued, to record the successive increases in share capital as a result of the exercise of the BSA co-2006, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on                      2006, the Board of Directors decided the procedures applicable to this BSA co-2006 (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

III-1. Beneficiary

Mr. Zvi Slonimsky is the sole beneficiary (the “Beneficiary”) of this Plan and has been approved by the Company’s Board of Directors.

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III-2. Allotment and subscription of BSA co-2006

The 450.000 BSA co-2006 proposed to the Beneficiary shall be subscribed at the price of 0.01 euro per BSA co-2006, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

Such offer to subscribe shall be notified by letter, such letter including two copies of (i) the present Plan, (ii) the “CONTRACTUAL UNDERTAKING”, and (iii) the BSA co-2006 subscription form.

The subscription of such BSA co-2006 shall be done no later than 7 days from the receipt of the notification letter including its by returning to the Company

•	the BSA co-2006 subscription form duly signed,

•	as well as (i) a copy of this Plan and (ii) a copy of the “CONTRACTUAL UNDERTAKING”, both attached to said letter and duly executed by the Beneficiary.

Failure to comply with this major formality within the applicable period shall render the BSA co-2006 issued immediately and automatically void.

Exercising a BSA co-2006 entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price of 1.215 euro.

This number of shares cannot be modified during the BSA co-2006’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

III-3. Features and period of validity of the BSA co-2006

BSA co-2006 are granted for a period of 10 years provided they are subscribed for by the Beneficiary. BSA co-2006 must be exercised within the aforementioned maximum period of 10 years.

The Beneficiary may only exercise his/her BSA co-2006 at the rate of 1/48th per month for the period between the 1st and the 48th month following the date the services contract signed with Sequans Communications has entered in force.

Any BSA co-2006 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-4. Cessation of the Beneficiary’s contractual relationship with Sequans Communications or one of its subsidiaries

In the event of a termination, anticipated or not, of the Beneficiary’s services contract with Sequans Communications, for any cause whatsoever:

•

Said Beneficiary shall lose any and all rights with regard to BSA co-2006 that are not yet exercisable on the date of the aforesaid termination, in accordance with the schedule for exercising the BSA co-2006 set out under article III-3 above.

However, the Beneficiary retains the right to exercise BSA co-2006 that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her BSA co-2006 within a period of six (6) months following the aforesaid termination.

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After the expiry of such period, the Beneficiary shall lose any and all rights with regard to unexercised BSA co-2006 which shall be null and void.

Notwithstanding the above and in the event of termination caused by the death of the Beneficiary, his heirs or beneficiaries shall have a period of twelve (12) months to exercise the BSA co-2006 that are exercisable on the date of termination. After the expiry of this 12 month-period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA co-2006.

However and should a change of control (as defined under article L.233-3 of the French “Code de Commerce”) affect Sequans Communications, all BSA co-2006 subscribed by the Beneficiary and not yet exercisable would nevertheless become exercisable from the effective date of such change of control, notwithstanding the schedule set out under section III-3 above, allowing said Beneficiary to exercise any and all remaining BSA co-2006, provided that such exercise occurs within a period of 30 days following the aforesaid change of control.

III-5. Setting the subscription price for shares obtained by exercising the BSA co-2006

The extraordinary shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the BSA co-2006 at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA co-2006.

Consequently, the subscription price for shares to be issued pursuant to exercising the BSA co-2006 is set in the amount of EUR 1.215 per share (of which EUR 1.205 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 17 November 2006.

This price may not be changed during the BSA co-2006’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III- 6. Maintaining the rights of Beneficiaries during the exercise period

During the entire period of validity, the Company shall be entitled, without the consent of the Beneficiary, to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of the BSA co-2006 holder, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING BSA CO-2006

IV-1. Suspension of the rights to exercise the BSA co-2006

If necessary, the Board of Directors may suspend the right to exercise the BSA co-2006. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiary of the BSA co-2006, indicating the date of the suspension and the date on which the right to exercise BSA co-2006 will be re-established. Such suspension may not exceed 3 months.

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If the right to exercise a BSA co-2006 expires during a period in which rights are suspended, the period for exercising the BSA co-2006 shall be extended by 3 months.

IV-2. Conditions for exercising BSA co-2006

All requests for exercising BSA co-2006, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a setoff with a debt.

Failure to do so renders the subscription of shares null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising BSA co-2006 are registered in the books of Sequans Communications as registered shares.

V-2. Rights - Availability

The new shares, A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Agreed and Accepted by Mr. Zvi Slonimsky

Date

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 431 246.44 Euros

Slège social : 19, La Parvis de La Défense - Citicenter - 92800 PUTEAUX

RCS Nantorre B 450 249 677

BSA co-2007 (Warrants) Issuance Agreement 2007-1

Dated

(1)	SEQUANS COMMUNICATIONS

(2)	THE HOLDERS OF BSA CO-2007

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2007

	Article 1.	Holders of BSA CO-2007
	Article 2.	Allotment and subscription of BSA CO-2007
	Article 3.	Features and period of validity of BSA CO-2007 - Conditions of exercise
	Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries
	Article 5.	Setting of the subscription price for shares covered by the BSA CO-2007

Title 2.	RIGHT OF EXERCIZE - SUSPENSION - FORMALITIES - SHARES SUBSCRIBED

	Article 6.	Suspension of the rights to exercise the BSA CO-2007
	Article 7.	Conditions of exercise of BSA CO-2007
	Article 8.	Delivery and form of shares
	Article 9.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS - PROTECTION - AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 10.	Representation of Holders
	Article 11.	Protection of Holders - Rights of the Company
	Article 12.	Binding effect - Amendment of the issuance agreement - Term - Jurisdiction

WHEREAS

In order to reword its business partners (consultants, advisers.) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA co-2007 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA co-2007”) at a set price; the exercise of each BSA co-2007 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA co-2007 are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA co-2007 to subscribe for shares.

This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 25 May 2007, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 100.000 BSA co-2007 maximum, at the price of 0.01 Euro per BSA co-2007. Each BSA co-2007 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA co-2007. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA co-2007, on one or more occasions, including the authority to determine the holders and the number of BSA co-2007 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA co-2007 issued, to record the successive increases in share capital as a result of the exercise of the BSA co-2007, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 12 July 2007, the terms and conditions governing BSA co-2007 as set forth in the present issuance agreement (hereafter the “Issuance Agreement”).

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2007

Article 1.	Holders of BSA co-2007

The Holder is a physical person having effective contractual relationship - on the basis of a services contract duly signed - with Sequans Communications at the date a proposal of subscription of BSA co-2007 is made pursuant to the Issuance Agreement

Haiders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA co-2007.

The BSA co-2007 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA co-2007, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA co-2007 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman ; the subscription of such BSA co-2007 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA ca-2007 subscription farm duly signed,

•	as well as (i) a copy of this Issuance Agreement and (ii) a copy of the “CONTRACTUAL UNDERTAKING”, both attached to said letter, after the Holder has duly executed said copies.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD - EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2007 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA co-2007 - Conditions of exercise

BSA co-2007 are granted far a period of 10 years as from the time they are issued by the Board of Directors, and provided they are subscribed for by the Holder.

BSA co-2007 must be exercised within the aforementioned maximum period of 10 years , furthermore, the Holder must comply with the following schedule:

(i) first allotment

•

The Holder may exercise his/her BSA co-2007 at the rate of 1/24th per month for the period between the 1st and 24th month following the date the services contract signed with Sequans Communications - or one of its subsidiaries - has entered in force.

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(i) further allotment(s)

•	The Beneficiary may exercise his/her BSA co-2007 at the rate of 1/24th per month for the period between the 1st and 24th month following the date of the issue of such BSA co-2007.

The first exercise must cover 25% of the BSA co-2007 subscribed and exercisable by the Holder, in accordance with the schedule set out above.

Exercising a BSA co-2007 entitles the Holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price of 1,215 Euro - Issuance premium of 1.205 euros included - price set pursuant to the conditions decided by the Shareholders meeting and reminded under article 5 hereafter.

This number of shares cannot be modified during the BSA co-2007’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

Any BSA co-2007 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries

In the event of a termination, anticipated or not, of the Holder’s services contract with Sequans Communications or one of Its subsidiaries, regardless of the reason, said Holder shall lose any and all rights with regard to BSA co-2007 not yet exercisable an the date of the aforesaid termination, in accordance with the schedule for exercising the BSA co-2007 set out in the Individual Notification Letter referred to under article 2 above.

However, the Holder retains the right to exercise BSA co-2007 that are exercisable and that have not yet been exercised, provided that such Holder exercises his/her BSA co-2007 within a period of thirty (30) days following the aforesaid termination.

After the expiry of such period, the Holder shall lose any and all rights with regard to unexercised BSA co-2007 which shall be null and void.

Notwithstanding the above and in the event of death of the Holder, his heirs or beneficiaries shall have a period of 6 months to exercise the BSA co-2007. After the expiry of this 6-month period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA co-2007.

However and should a change of control (as defined under article L.233-3 of the French “Code de Commerce”) affect Sequans Communications, all BSA co-2007 subscribed by the Holder and not yet exercisable would nevertheless become exercisable from the effective date of such change of control, notwithstanding the schedule set out under article 3 above, allowing said Holder to exercise any and all remaining BSA co-2007, provided that such exercise occurs within a period of 30 days following the aforesaid change of control.

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Article 5.	Setting of the subscription price for shares covered by the BSA co-2007

The general shareholders’ meeting held on 25 May 2007 decided that the subscription price for shares to be issued pursuant to an exercise of the BSA co-2007 shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA co-2007.

This subscription price is set in the amount of EUR 1.215 per share (of which EUR 1.205 is an issue premium), i.e. the issue price for shares decided in connection with the increase in share capital voted by the board of directors, on 1st December 2007, pursuant to a delegation of power granted by the combined general shareholders’ meeting held on 17 November 2006.

This price may not be changed during the BSA co-2007’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE - SUSPENSION - FORMALITIES - SHARES SUBSCRIBED

Article 6.	Suspension of the rights to exercise BSA co-2007

If necessary, the Board of Directors may suspend the right to exercise the BSA co-2007. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA co-2007, indicating the date of the suspension and the date on which the right to exercise BSA co-2007 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA co-2007 expires during a period in which rights are suspended, the period for exercising the BSA co-2007 shall be extended by 3 months.

Article 7.	Conditions of exercise of BSA co-2007

All requests for exercising BSA co-2007, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

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Article 8.	Delivery and form of shares

Shares acquired by exercising BSAco-2007 are registered in the books of Sequans Communications as registered shares.

Article 9.	Rights and availability of shares

The new A preferred shares shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in shore capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS - PROTECTION - AMENDMENT OF THE ISSUANCE AGREEMENT

Article 10.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Cade, the Holders of BSA co-2007 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 11.	Protection of Holders - Rights of the Company

11.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

11.2	During the entire period of validity of the BSA co-2007, the Company will have the option of changing Its form or object, creating preferred shares, writing down its capital or changing the rules for distributing profits, without obtaining prior authorisation from the Holders of BSA co-2007, provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

11.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

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11.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Cade.

Article 12.	Binding effect- Amendment of the issuance agreement - Term - Jurisdiction

12.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA co-2007.

12.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA co-2007 and ends on the first of the following dates: (a) the expiry date of the BSA co-2007, (b) the date on which all the BSA co-2007 have been exercised or waived. In addition, it will cease to be binding on each BSA co-2007 Holder on the date on which such holder ceases to hold any BSA co-2007.

12.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA co-2007 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder””)

(The Holder shall initialize each page, sign the last page and write down: “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 431 246.44 Euros

Slège social : 19, La Parvis de La Défense – Citicenter – 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA CO-2007 (Warrants) Issuance Agreement 2007-2

Dated

(1)	SEQUANS COMMUNICATIONS

(2)	THE HOLDERS OF BSA CO-2007

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2007

	Article 1.	Holders of BSA CO-2007
	Article 2.	Allotment and subscription of BSA CO-2007
	Article 3.	Features and period of validity of BSA CO-2007 - Conditions of exercise
	Article 4.	Setting of the subscription price for shares covered by the BSA CO-2007

Title 2.	RIGHT OF EXERCIZE - SUSPENSION - FORMALITIES - SHARES SUBSCRIBED

	Article 5.	Suspension of the rights to exercise the BSA CO-2007
	Article 6.	Conditions of exercise of BSA CO-2007
	Article 7.	Delivery and form of shares
	Article 8.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS - PROTECTION - AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 9.	Representation of Holders
	Article 10.	Protection of Holders - Rights of the Company
	Article 11.	Binding effect - Amendment of the issuance agreement - Term - Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA co-2007 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA co-2007”) at a set price: the exercise of each BSA co-2007 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA co-2007 are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA co-2007 to subscribe for shares.

This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 25 May 2007, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 100.000 BSA co-2007 maximum, at the price of 0.01 Euro per BSA co-2007. Each BSA co-2007 gives the holder the right to subscribe for one new class A preferred shore of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA co-2007. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA co-2007, on one or more occasions, including the authority to determine the holders and the number of BSA co-2007 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA co-2007 issued, to record the successive increases in share capital as a result of the exercise of the BSA co-2007, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 12 July 2007, the terms and conditions governing BSA co-2007 as set forth in the present issuance agreement (hereafter the “Issuance Agreement”).

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2007

Article 1.	Holders of BSA co-2007

The Holder is a physical person having contributed, directly or indirectly, to the activity of the Company at the date a proposal of subscription of BSA co-2007 is made pursuant to the Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA co-2007.

The BSA co-2007 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA co-2007, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA co-2007 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA co-2007 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA co-2007 subscription form duly signed.

•	as well as (i) a copy of this issuance Agreement and (ii) a copy of the “CONTRACTUAL UNDERTAKING”, both attached to said letter, after the Holder has duly executed said copies.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD - EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2007 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA co-2007 - Conditions of exercise

BSA co-2007 are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors and provided they are subscribed for by the Holder.

BSA co-2007 shall be exercisable from the date of their subscription by the Holder.

The first exercise must cover 25% of the BSA co-2007 subscribed by the Holder.

Exercising a BSA co-2007 entitles the Holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price of 1.215 Euro - Issuance premium of 1,205 euros included - price set pursuant to the conditions decided by the Shareholders meeting and reminded under article 4 hereafter.

This number of shares cannot be modified during the BSA co-2007’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

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Any BSA co-2007 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

In the event of death of the Holder, his heirs or beneficiaries shall have a period of six (6) months to exercise the BSA co-2007. After the expiry of this 6 month-period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA co-2007.

Article 4.	Setting of the subscription price for shares covered by the BSA co-2007

The general shareholders’ meeting held on 25 May 2007 decided that the subscription price for shares to be issued pursuant to an exercise of the BSA co-2007 shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA co-2007.

This subscription price is set in the amount of EUR 1.215 per share (of which EUR 1.205 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the board of directors, on 1st December 2007, pursuant to a delegation of power granted by the combined general shareholders’ meeting held an 17 November 2006.

This price may not be changed during the BSA co-2007’ period of validity, except in the event of adjustments In accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE - SUSPENSION - FORMALITIES - SHARES SUBSCRIBED

Article 5.	Suspension of the rights to exercise BSA co-2007

If necessary, the Board of Directors may suspend the right to exercise the BSA ca-2007. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA co-2007, indicating the date of the suspension and the date an which the right to exercise BSA co-2007 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA co-2007 expires during a period in which rights are suspended, the period for exercising the BSA co-2007 shall be extended by 3 months.

Article 6.	Conditions of exercise of BSA co-2007

All requests for exercising BSA co-2007, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

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Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

Article 7.	Delivery and form of shares

Shares acquired by exercising BSAco-2007 are registered In the books of Sequans Communications as registered shares.

Article 8.	Rights and availability of shares

The new A preferred shares shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS - PROTECTION - AMENDMENT OF THE ISSUANCE AGREEMENT

Article 9.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA ca-2007 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 10.	Protection of Holders - Rights of the Company

10.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

10.2	During the entire period of validity of the BSA co-2007, the Company will have the option of changing its form or object, creating preferred shares, writing down its capital or changing the rules for distributing profits, without obtaining prior authorisation from the Holders of BSA co-2007, provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

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10.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

10.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 11.	Binding effect - Amendment of the issuance agreement - Term - Jurisdiction

11.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA co-2007.

11.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA co-2007 and ends on the first of the following dates: (a) the expiry date of the BSA co-2007, (b) the date on which all the BSA co-2007 have been exercised or waived. In addition, it will cease to be binding on each BSA co-2007 Holder on the date on which such holder ceases to hold any BSA co-2007.

11.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA co-2007 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder””)

(The Holder shall initialize each page, sign the last page and write down: “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 458.544.17 Euros

Slège social : 19, Le Parvis de La Défense – Citicenter – 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA co-2008 (Warrants) Issuance Agreement 2008-1

Dated

(1)	SEQUANS COMMUNICATIONS

(2)	THE HOLDERS OF BSA CO-2008

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2008

	Article 1.	Holders of BSA CO-2008
	Article 2.	Allotment and subscription of BSA CO-2008
	Article 3.	Features and period of validity of BSA CO-2008 - Conditions of exercise
	Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries
	Article 5.	Setting of the subscription price for shares covered by the BSA CO-2008

Title 2.	RIGHT OF EXERCIZE - SUSPENSION - FORMALITIES - SHARES SUBSCRIBED

	Article 6.	Suspension of the rights to exercise the BSA CO-2008
	Article 7.	Conditions of exercise of BSA CO-2008
	Article 8.	Delivery and form of shares
	Article 9.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS - PROTECTION - AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 10.	Representation of Holders
	Article 11.	Protection of Holders - Rights of the Company
	Article 12.	Binding effect - Amendment of the issuance agreement - Term - Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers.) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2008 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2008”) at a set price; the exercise of each BSA CO-2008 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2008 are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2008 to subscribe for shares.

This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 12 June 2008, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 50.000 BSA CO-2008 maximum, at the price of 0.01 Euro per BSA CO-2008. Each BSA CO-2008 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA CO-2008. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA CO- 2008, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2008 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2008 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2008, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 9 July 2008, the terms and conditions governing BSA CO-2008 as set forth in the present issuance agreement (hereafter the “Issuance Agreement”).

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2008

Article 1.	Holders of BSA CO-2008

The Holder is a physical person having effective contractual relationship - on the basis of a services contract duly signed - with Sequans Communications at the date a proposal of subscription of BSA CO-2008 is made pursuant to the Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2008.

The BSA CO-2008 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2008, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2008 proposed to each Holder shall be indicated in an Individual Notification letter sent to him/her by the Chairman; the subscription of such BSA CO-2008 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA CO-2008 subscription form duly signed,

•	as well as (i) a copy of this Issuance Agreement and (ii) a copy of the “CONTRACTUAL UNDERTAKING” , both attached to said letter, after the Holder has duly executed said copies.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD - EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2008 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA CO-2008 - Conditions of exercise

BSA CO-2008 are granted for a period of 10 years as from the time they are issued by the Board of Directors, and provided they are subscribed for by the Holder.

BSA CO-2008 must be exercised within the aforementioned maximum period of 10 years; furthermore, the Holder must comply with the following schedule:

(i) first allotment

•

The Holder may exercise his/her BSA CO-2008 at the rate of 1/24th per month for the period between the 1st and 24th month following the date the services contract signed with Sequans Communications - or one of its subsidiaries - has entered in force.

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(i) further allotment(s)

•	The Beneficiary may exercise his/her BSA CO-2008 at the rate of 1/24th per month for the period between the 1st and 24th month following the date of the issue of such BSA CO-2008.

The first exercise must cover 25% of the BSA CO-2008 subscribed and exercisable by the Holder, in accordance with the schedule set out above.

Exercising a BSA CO-2008 entitles the Holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price of Euro 2.024 - issuance premium of Euro 2.014 included - price set pursuant to the conditions decided by the Shareholders meeting and reminded under article 5 hereafter.

This number of shares cannot be modified during the BSA CO-2008’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

Any BSA CO-2008 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries

In the event of a termination, anticipated or not, of the Holder’s services contract with Sequans Communications or one of its subsidiaries, regardless of the reason, said Holder shall lose any and all rights with regard to BSA CO-2008 not yet exercisable on the date of the aforesaid termination, in accordance with the schedule for exercising the BSA CO-2008 set out in the Individual Notification Letter referred to under article 2 above.

However, the Holder retains the right to exercise BSA CO-2008 that are exercisable and that have not yet been exercised, provided that such Holder exercises his/her BSA CO-2008 within a period of thirty (30) days following the aforesaid termination.

After the expiry of such period, the Holder shall lose any and all rights with regard to unexercised BSA CO-2008 which shall be null and void.

Notwithstanding the above and in the event of death of the Holder, his heirs or beneficiaries shall have a period of 6 months to exercise the BSA CO-2008. After the expiry of this 6-month period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2008.

However and should a change of control (as defined under article L.233-3 of the French “Code de Commerce”) affect Sequans Communications, all BSA CO-2008 subscribed by the Holder and not yet exercisable would nevertheless become exercisable from the effective date of such change of control, notwithstanding the schedule set out under article 3 above, allowing said Holder to exercise any and all remaining BSA CO-2008, provided that such exercise occurs within a period of 30 days following the aforesaid change of control.

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Article 5.	Setting of the subscription price for shares covered by the BSA CO-2008

The combined general shareholders’ meeting held on 12 June 2008 decided that the subscription price for shares to be issued pursuant to an exercise of the BSA CO-2008 shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA CO-2008.

This subscription price – with respect to this BSA 2008-1 Issuance Agreement - is set in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 31 January 2008.

This price may not be changed during the BSA CO-2008’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 6.	Suspension of the rights to exercise BSA CO-2008

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2008. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2008, indicating the date of the suspension and the date on which the right to exercise BSA CO- 2008 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2008 expires during a period in which rights are suspended, the period for exercising the BSA CO-2008 shall be extended by 3 months.

Article 7.	Conditions of exercise of BSA CO-2008

All requests for exercising BSA CO-2008, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

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Article 8.	Delivery and form of shares

Shares acquired by exercising BSA CO-2008 are registered in the books of Sequans Communications as registered shares.

Article 9.	Rights and availability of shares

The new A preferred shares shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 10.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2008 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 11.	Protection of Holders – Rights of the Company

11.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

11.2	During the entire period of validity of the BSA CO-2008 , the Company will have the option of changing its form or object, creating preferred shares, writing down its capital or changing the rules for distributing profits, without obtaining prior authorisation from the Holders of BSA CO-2008, provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

11.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

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11.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 12.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

12.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2008.

12.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2008 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2008, (b) the date on which all the BSA CO-2008 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2008 Holder on the date on which such holder ceases to hold any BSA CO-2008.

12.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO- 2008 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down: “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 458.544.17 Euros

Siège social : 19, Le Parvis de La Défense – Citicenter – 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA CO-2008 (Warrants) Issuance Agreement 2008-2

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2008

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2008

	Article 1.	Holders of BSA CO-2008
	Article 2.	Allotment and subscription of BSA CO-2008
	Article 3.	Features and period of validity of BSA CO-2008 – Conditions of exercise
	Article 4.	Setting of the subscription price for shares covered by the BSA CO-2008

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 5.	Suspension of the rights to exercise the BSA CO-2008
	Article 6.	Conditions of exercise of BSA CO-2008
	Article 7.	Delivery and form of shares
	Article 8.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 9.	Representation of Holders
	Article 10.	Protection of Holders – Rights of the Company
	Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2008 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2008”) at a set price; the exercise of each BSA CO-2008 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2008 are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2008 to subscribe for shares.

This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 12 June 2008, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 50.000 BSA CO-2008 maximum, at the price of Euro 0.01 per BSA CO-2008. Each BSA CO-2008 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA CO-2008. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA CO-2008, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2008 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2008 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2008, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 9 July 2008, the terms and conditions governing BSA CO-2008 as set forth in the present issuance agreement (hereafter the “Issuance Agreement”).

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2008

Article 1.	Holders of BSA CO-2008

The Holder is a physical person having contributed, directly or indirectly, to the activity of the Company at the date a proposal of subscription of BSA CO-2008 is made pursuant to the Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2008.

The BSA CO-2008 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2008, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2008 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA CO-2008 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA CO-2008 subscription form duly signed,

•	as well as (i) a copy of this Issuance Agreement and (ii) a copy of the “CONTRACTUAL UNDERTAKING”, both attached to said letter, after the Holder has duly executed said copies.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD – EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2008 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA CO-2008 – Conditions of exercise

BSA CO-2008 are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors and subject to their subscription by the Holder.

BSA CO-2008 shall be exercisable from the date of their subscription by the Holder.

The first exercise must cover 25% of the BSA CO-2008 subscribed by the Holder.

Exercising a BSA CO-2008 entitles the Holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price of Euro 2.024 - issuance premium of Euro 2.014 included -, price set pursuant to the conditions decided by the Shareholders meeting and reminded under article 4 hereafter.

This number of shares cannot be modified during the BSA CO-2008’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

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Any BSA CO-2008 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

In the event of death of the Holder, his heirs or beneficiaries shall have a period of six (6) months to exercise the BSA CO-2008. After the expiry of this 6 month-period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2008.

Article 4.	Settling of the subscription price for shares covered by the BSA CO-2008

The combined general shareholders’ meeting held on 12 June 2008 decided that the subscription price for shares to be issued pursuant to an exercise of the BSA CO-2008 shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA CO-2008.

This subscription price is set - with respect to this BSA 2008-2 Issuance Agreement - in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 31 January 2008.

This price may not be changed during the BSA CO-2008’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 5.	Suspension of the rights to exercise BSA CO-2008

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2008. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2008, indicating the date of the suspension and the date on which the right to exercise BSA CO-2008 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2008 expires during a period in which rights are suspended, the period for exercising the BSA CO-2008 shall be extended by 3 months.

Article 6.	Conditions of exercise of BSA CO-2008

All requests for exercising BSA CO-2008, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

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Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

Article 7.	Delivery and form of shares

Shares acquired by exercising BSA CO-2008 are registered in the books of Sequans Communications as registered shares.

Article 8.	Rights and availability of shares

The new A preferred shares shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 9.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2008 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 10.	Protection of Holders – Rights of the Company

10.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

10.2	During the entire period of validity of the BSA CO-2008, the Company will have the option of changing its form or object, creating preferred shares, writing down its capital or changing the rules for distributing profits, without obtaining prior authorisation from the Holders of BSA CO-2008, provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

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10.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

10.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

11.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2008.

11.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2008 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2008, (b) the date on which all the BSA CO-2008 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2008 Holder on the date on which such holder ceases to hold any BSA CO-2008.

11.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO- 2008 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down the mention “read and approved”)

- 7/7 -

SEQUANS COMMUNICATIONS

Société anonyme au capitol de 463.588.45 Euros

Siège social : 19, Le Parvis de La Defense - 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA CO-2009 (Warrants) Issuance Agreement 2009-1

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2009

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2009

	Article 1.	Holders of BSA CO-2009
	Article 2.	Allotment and subscription of BSA CO-2009
	Article 3.	Features and period of validity of BSA CO-2009 – Conditions of exercise
	Article 4.	Setting of the subscription price for shares covered by the BSA CO-2009

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 5.	Suspension of the rights to exercise the BSA CO-2009
	Article 6.	Conditions of exercise of BSA CO-2009
	Article 7.	Delivery and form of shares
	Article 8.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 9.	Representation of Holders
	Article 10.	Protection of Holders – Rights of the Company
	Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2009 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2009”) at a set price; the exercise of each BSA CO-2009 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2009 are Issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in shore value, even before they become shareholders by exercising the BSA CO-2009 to subscribe for shares.

This mechanism is governed. In particular, by the provisions set forth under article L228-91 of the French Commercial Code.

In a decision taken on 12 June 2009, a combined general shareholders’ meeting voted In favour of the principle of issuing a total number of 100,000 BSA CO-2009 maximum, at the price of Euro 0.01 per BSA CO-2009. Each BSA CO-2009 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA CO-2009. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA CO-2009, on one or more occasions, Including the authority to determine the holders and the number of BSA CO-2009 to be Issued and the exercise conditions, furthermore, the Board of Directors was granted the power to Increase share capital by a maximum amount equal to the total number of BSA CO-2009 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2009, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 15 July 2009, the terms and conditions governing BSA CO-2009 as set forth In the present issuance agreement (hereafter the “Issuance Agreement”).

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2009

Article 1.	Holders of BSA CO-2009

The Holder is a physical person having contributed, directly or indirectly, to the activity of the Company at the date a proposal of subscription of BSA CO-2009 is made pursuant to the Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2009.

The BSA CO-2009 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2009, price which shall be paid an subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2009 proposed to each Holder shall be indicated in an individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA CO-2009 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA CO-2009 subscription form duly signed,

•	as well as (i) a copy of this Issuance Agreement and (ii) a copy of the “CONTRACTUAL UNDERTAKING”, both attached to said letter, after the Holder has duly executed said copies.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD – EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2009 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA CO-2009 – Conditions of exercise

BSA CO-2009 are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors and subject to their subscription by the Holder.

BSA CO-2009 shall be exercisable from the date of their subscription by the Holder.

The first exercise must cover 25% of the BSA CO-2009 subscribed by the Holder.

Exercising a BSA CO-2009 entitles the Holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price of Euro 2.024 – issuance premium of Euro 2.014 included -, price set pursuant to the conditions decided by the Shareholders meeting and reminded under article 4 hereafter.

This number of shares cannot be modified during the BSA CO-2009’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

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Any BSA CO-2009 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

In the event of death of the Holder, his heirs or beneficiaries shall have a period of six (6) months to exercise the BSA CO-2009. After the expiry of this 6 month-period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2009.

Article 4.	Setting of the subscription price for shares covered by the BSA CO-2009

The combined general shareholders’ meeting held on 12 June 2009, decided that the subscription price for shares to be issued pursuant to an exercise of the BSA CO-2009 shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA CO-2009.

This subscription price is set - with respect to this BSA 2009-1 Issuance Agreement - in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 10 July 2008.

This price may not be changed during the BSA CO-2009’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCISE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 5.	Suspension of the rights to exercise BSA CO-2009

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2009. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2009, indicating the date of the suspension and the date on which the right to exercise BSA CO-2009 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2009 expires during a period in which rights are suspended, the period for exercising the BSA CO-2009 shall be extended by 3 months.

Article 6.	Conditions of exercise of BSA CO-2009

All requests for exercising BSA CO-2009, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque mode out to the Company’s order in an amount corresponding to the number of shares subscribed.

- 5/7 -

Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

Article 7.	Delivery and form of shares

Shares acquired by exercising BSA CO-2009 are registered in the books of Sequans Communications as registered shares.

Article 8.	Rights and availability of shares

The new A preferred shares shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 9.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2009 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 10.	Protection of Holders – Rights of the Company

10.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

10.2	During the entire period of validity of the BSA CO-2009, the Company will have the option of changing its form or object, creating preferred shares, writing down its capital or changing the rules for distributing profits, without obtaining prior authorisation from the Holders of BSA CO-2009, provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

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10.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations. In particular by Article L. 228-99 of the French Commercial Code.

10.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

11.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2009.

11.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2009 and ends on the first of the following dates; (a) the expiry date of the BSA CO-2009, (b) the date on which all the BSA CO-2009 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2009 Holder on the date on which such holder ceases to hold any BSA CO-2009.

11.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO-2009 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down the mention “read and approved”)

- 7/7 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 463.588.45 Euros

Siège social : 19, Le Parvis de La Defense - 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA CO-2009 (Warrants) Issuance Agreement 2009-2

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2009

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2009

	Article 1.	Holders of BSA CO-2009
	Article 2.	Allotment and subscription of BSA CO-2009
	Article 3.	Features and period of validity of BSA CO-2009 – Conditions of exercise
	Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries
	Article 5.	Setting of the subscription price for shares covered by the BSA CO-2009

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 6.	Suspension of the rights to exercise the BSA CO-2009
	Article 7.	Conditions of exercise of BSA CO-2009
	Article 8.	Delivery and form of shares
	Article 9.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 10.	Representation of Holders
	Article 11.	Protection of Holders – Rights of the Company
	Article 12.	Binding effect – Amendment of the issuance agreement - Term Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2009 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2009”) at a set price; the exercise of each BSA CO-2009 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2009 are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2009 to subscribe for shares.

This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 12 June 2009, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 100.000 BSA CO-2009 maximum, at the price of 0.01 Euro per BSA CO-2009. Each BSA CO-2009 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA CO-2009. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue these BSA CO-2009, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2009 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2009 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2009, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 15 July 2009, the terms and conditions governing BSA CO-2009 as set forth in the present issuance agreement (hereafter the “Issuance Agreement”).

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2009

Article 1.	Holders of BSA CO-2009

The Holder is a physical person having effective contractual relationship - on the basis of a services contract duly signed - with Sequans Communications at the date a proposal of subscription of BSA CO-2009 is made pursuant to the Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2009.

The BSA CO-2009 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2009, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2009 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA CO-2009 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA CO-2009 subscription form duly signed,

•	as well as (i) a copy of this Issuance Agreement and (ii) a copy of the “CONTRACTUAL UNDERTAKING” , both attached to said letter, after the Holder has duly executed said copies.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD - EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2009 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA CO-2009 – Conditions of exercise

BSA CO-2009 are granted for a period of 10 years as from the time they are issued by the Board of Directors, and provided they are subscribed for by the Holder.

BSA CO-2009 must be exercised within the aforementioned maximum period of 10 years; furthermore, the Holder must comply with the following schedule:

(i) first allotment

•

The Holder may exercise his/her BSA CO-2009 at the rate of 1/24th per month for the period between the 1st and 24th month following the date the services contract signed with Sequans Communications – or one of its subsidiaries - has entered in force.

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(i) further allotment(s)

•	The Beneficiary may exercise his/her BSA CO-2009 at the rate of 1/24th per month for the period between the 1st and 24th month following the date of the issue of such BSA CO-2009.

The first exercise must cover 25% of the BSA CO-2009 subscribed and exercisable by the Holder, in accordance with the schedule set out above.

Exercising a BSA CO-2009 entitles the Holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price of Euro 2.024 - issuance premium of Euro 2.014 included - price set pursuant to the conditions decided by the Shareholders meeting and reminded under article 5 hereafter.

This number of shares cannot be modified during the BSA CO-2009’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

Any BSA CO-2009 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

In the event of death of the Holder, his heirs or beneficiaries shall have a period of six (6) months to exercise the BSA CO-2009. After the expiry of this 6 month-period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2009.

Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries

In the event of a termination, anticipated or not, of the Holder’s services contract with Sequans Communications or one of its subsidiaries, regardless of the reason, said Holder shall lose any and all rights with regard to BSA CO-2009 not yet exercisable on the date of the aforesaid termination, in accordance with the schedule for exercising the BSA CO-2009 set out in the Individual Notification Letter referred to under article 2 above.

However, the Holder retains the right to exercise BSA CO-2009 that are exercisable and that have not yet been exercised, provided that such Holder exercises his/her BSA CO-2009 within a period of thirty (30) days following the aforesaid termination.

After the expiry of such period, the Holder shall lose any and all rights with regard to unexercised BSA CO-2009 which shall be null and void.

Notwithstanding the above and in the event of death of the Holder, his heirs or beneficiaries shall have a period of 6 months to exercise the BSA CO-2009. After the expiry of this 6-month period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2009.

However and should a change of control (as defined under article L.233-3 of the French “Code de Commerce”) affect Sequans Communications, all BSA CO-2009 subscribed by the Holder and not yet exercisable would nevertheless become exercisable from the effective

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date of such change of control, notwithstanding the schedule set out under article 3 above, allowing said Holder to exercise any and all remaining BSA CO-2009, provided that such exercise occurs within a period of 30 days following the aforesaid change of control.

Article 5.	Setting of the subscription price for shares covered by the BSA CO-2009

The combined general shareholders’ meeting held on 12 June 2009 decided that the subscription price for shares to be issued pursuant to an exercise of the BSA CO-2009 shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA CO-2009.

This subscription price – with respect to this BSA 2009-2 Issuance Agreement - is set in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 10 July 2009.

This price may not be changed during the BSA CO-2009’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCISE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 6.	Suspension of the rights to exercise BSA CO-2009

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2009. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2009, indicating the date of the suspension and the date on which the right to exercise BSA CO-2009 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2009 expires during a period in which rights are suspended, the period for exercising the BSA CO-2009 shall be extended by 3 months.

Article 7.	Conditions of exercise of BSA CO-2009

All requests for exercising BSA CO-2009, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

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Failure to do so renders the subscription of shares null and void.

Article 8.	Delivery and form of shares

Shares acquired by exercising BSA CO-2009 are registered in the books of Sequans Communications as registered shares.

Article 9.	Rights and availability of shares

The new A preferred shares shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 10.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2009 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 11.	Protection of Holders – Rights of the Company

11.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

11.2	During the entire period of validity of the BSA CO-2009, the Company will have the option of changing its form or object, creating preferred shares, writing down its capital or changing the rules for distributing profits, without obtaining prior authorisation from the Holders of BSA CO-2009, provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

11.3

Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure

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relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

11.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 12.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

12.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2009.

12.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2009 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2009, (b) the date on which all the BSA CO-2009 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2009 Holder on the date on which such holder ceases to hold any BSA CO-2009.

12.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO-2009 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down: “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 475.712.78 Euros

Siège social : 19, Le Parvis de La Defense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA CO-2010 (Warrants) Issuance Agreement 2010-1

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2010

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2010

	Article 1.	Holders of BSA CO-2010
	Article 2.	Allotment and subscription of BSA CO-2010
	Article 3.	Features and period of validity of BSA CO-2010 – Conditions of exercise
	Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries
	Article 5.	Setting of the subscription price for shares covered by the BSA CO-2010

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 6.	Suspension of the rights to exercise the BSA CO-2010
	Article 7.	Conditions of exercise of BSA CO-2010
	Article 8.	Delivery and form of shares
	Article 9.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 10.	Representation of Holders
	Article 11.	Protection of Holders – Rights of the Company
	Article 12.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2010 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2010”) at a set price; the exercise of each BSA CO-2010 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2010 are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2010 to subscribe for shares.

This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 100.000 BSA CO-2010 maximum, at the price of 0.01 Euro per BSA CO-2010. Each BSA CO-2010 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA CO-2010. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue such BSA CO-2010, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2010 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2010 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2010, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on [21] July 2010, the terms and conditions of this issuance agreement (hereafter the “Issuance Agreement”) governing BSA CO-2010 to be issued with a vesting period.

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2010

Article 1.	Holders of BSA CO-2010

The Holder is a physical person having effective contractual relationship – on the basis of a services contract duly signed - with Sequans Communications at the date a proposal of subscription of BSA CO-2010 is made pursuant to the Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2010.

The BSA CO-2010 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2010, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2010 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA CO-2010 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA CO-2010 subscription form duly signed,

•	as well as (i) a copy of this Issuance Agreement and (ii) a copy of the “CONTRACTUAL UNDERTAKING” , both attached to said letter, after the Holder has duly executed said copies.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD – EXCEPT IN THE EVENT OF FORCE MAJEURE – SHALL RENDER THE BSA CO-2010 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA CO-2010 – Conditions of exercise

BSA CO-2010 are granted for a period of 10 years as from the time they are issued by the Board of Directors, and provided they are subscribed for by the Holder.

BSA CO-2010 must be exercised within the aforementioned maximum period of 10 years; furthermore, the Holder must comply with the following schedule:

(i) first allotment

•

The Holder may exercise his/her BSA CO-2010 at the rate of 1/24th per month for the period between the 1st and 24th month following the date the services contract signed with Sequans Communications – or one of its subsidiaries - has entered in force.

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(i) further allotment(s)

•	The Beneficiary may exercise his/her BSA CO-2010 at the rate of 1/24th per month for the period between the 1st and 24th month following the date of the issue of such BSA CO-2010.

The first exercise must cover 25% of the BSA CO-2010 subscribed and exercisable by the Holder, in accordance with the schedule set out above.

Exercising a BSA CO-2010 entitles the Holder to subscribe for one new class A prefered share of Sequans Communications’ share capital at the price of Euro 2.024 – issuance premium of Euro 2.014 included - price set pursuant to the conditions decided by the Shareholders meeting and reminded under article 5 hereafter.

This number of shares cannot be modified during the BSA CO-2010’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

Any BSA CO-2010 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries

In the event of a termination, anticipated or not, of the Holder’s services contract with Sequans Communications or one of its subsidiaries, regardless of the reason, said Holder shall lose any and all rights with regard to BSA CO-2010 not yet exercisable on the date of the aforesaid termination, in accordance with the schedule for exercising the BSA CO-2010 set out in the Individual Notification Letter referred to under article 2 above.

However, the Holder retains the right to exercise BSA CO-2010 that are exercisable and that have not yet been exercised, provided that such Holder exercises his/her BSA CO-2010 within a period of thirty (30) days following the aforesaid termination.

After the expiry of such period, the Holder shall lose any and all rights with regard to unexercised BSA CO-2010 which shall be null and void.

Notwithstanding the above and in the event of death of the Holder, his heirs or beneficiaries shall have a period of 6 months to exercise the BSA CO-2010. After the expiry of this 6-month period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2010.

However and should a change of control (as defined under article L.233-3 of the French “Code de Commerce”) affect Sequans Communications, all BSA CO-2010 subscribed by the Holder and not yet exercisable would nevertheless become exercisable from the effective date of such change of control, notwithstanding the schedule set out under article 3 above, allowing said Holder to exercise any and all remaining BSA CO-2010, provided that such exercise occurs within a period of 30 days following the aforesaid change of control.

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Article 5.	Setting of the subscription price for shares covered by the BSA CO-2010

The combined general shareholders’ meeting held on 30 June 2010 decided that the subscription price for shares to be issued pursuant to an exercise of the BSA CO-2010 shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA CO-2010.

This subscription price – with respect to this BSA 2008-1 Issuance Agreement - is set in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 16 July 2010.

This price may not be changed during the BSA CO-2010’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 6.	Suspension of the rights to exercise BSA CO-2010

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2010. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2010, indicating the date of the suspension and the date on which the right to exercise BSA CO-2010 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2010 expires during a period in which rights are suspended, the period for exercising the BSA CO-2010 shall be extended by 3 months.

Article 7.	Conditions of exercise of BSA CO-2010

All requests for exercising BSA CO-2010, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

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Article 8.	Delivery and form of shares

Shares acquired by exercising BSA CO-2010 are registered in the books of Sequans Communications as registered shares.

Article 9.	Rights and availability of shares

The new A preferred shares shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 10.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2010 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 11.	Protection of Holders – Rights of the Company

11.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

11.2	During the entire period of validity of the BSA CO-2010, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Holders of BSA CO-2010. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

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11.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

11.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 12.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

12.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2010.

12.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2010 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2010, (b) the date on which all the BSA CO-2010 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2010 Holder on the date on which such holder ceases to hold any BSA CO-2010.

12.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO-2010 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write dawn: “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 475.712.78 Euros

Siège social : 19, Le Parvis de La Defense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA CO-2010 (Warrants) Issuance Agreement 2010-2

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2010

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2010

	Article 1.	Holders of BSA CO-2010
	Article 2.	Allotment and subscription of BSA CO-2010
	Article 3.	Features and period of validity of BSA CO-2010 – Conditions of exercise
	Article 4.	Setting of the subscription price for shares covered by the BSA CO-2010

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 5.	Suspension of the rights to exercise the BSA CO-2010
	Article 6.	Conditions of exercise of BSA CO-2010
	Article 7.	Delivery and form of shares
	Article 8.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS - PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 9.	Representation of Holders
	Article 10.	Protection of Holders – Rights of the Company
	Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2010 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2010”) at a set price; the exercise of each BSA CO-2010 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2010 are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2010 to subscribe for shares.

This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 100.000 BSA CO-2010 maximum, at the price of Euro 0.01 per BSA CO-2010. Each BSA CO-2010 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA CO-2010. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue such BSA CO-2010, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2010 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2010 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2010, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on [21] July 2010, the terms and conditions of this issuance agreement (hereafter the “Issuance Agreement”) governing BSA CO-2010 to be issued without vesting period.

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2010

Article 1.	Holders of BSA CO-2010

The Holder is a physical person having contributed, directly or indirectly, to the activity of the Company at the date a proposal of subscription of BSA CO-2010 is made pursuant to the Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2010

The BSA CO-2010 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2010, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2010 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA CO-2010 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

•	the BSA CO-2010 subscription form duly signed,

•	as well as (i) a copy of this Issuance Agreement and (ii) a copy of the “CONTRACTUAL UNDERTAKING”, both attached to said letter, after the Holder has duly executed said copies.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD – EXCEPT IN THE EVENT OF FORCE MAJEURE – SHALL RENDER THE BSA CO-2010 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA CO-2010 – Conditions of exercise

BSA CO-2010 are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors and subject to their subscription by the Holder.

BSA CO-2010 shall be exercisable from the date of their subscription by the Holder.

The first exercise must cover 25% of the BSA CO-2010 subscribed by the Holder.

Exercising a BSA CO-2010 entitles the Holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price of Euro 2.024 – issuance premium of Euro 2.014 included -, price set pursuant to the conditions decided by the Shareholders meeting and reminded under article 4 hereafter.

This number of shares cannot be modified during the BSA CO-2010’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

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Any BSA CO-2010 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

In the event of death of the Holder, his heirs or beneficiaries shall have a period of six (6) months to exercise the BSA CO-2010. After the expiry of this 6 month-period hereinabove, said heirs or beneficiaries shall lase all rights with regard to unexercised BSA CO-2010.

Article 4.	Setting of the subscription price for shares covered by the BSA CO-2010

The combined general shareholders’ meeting held on 30 June 2010 decided that the subscription price for shares to be issued pursuant to an exercise of the BSA CO-2010 shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said BSA CO-2010.

This subscription price is set - with respect to this BSA 2008-2 Issuance Agreement - in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 16 July 2010.

This price may not be changed during the BSA CO-2010’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 5.	Suspension of the rights to exercise BSA CO-2010

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2010. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2010, indicating the date of the suspension and the date on which the right to exercise BSA CO-2010 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2010 expires during a period in which rights are suspended, the period for exercising the BSA CO-2010 shall be extended by 3 months.

Article 6.	Conditions of exercise of BSA CO-2010

All requests for exercising BSA CO-2010, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

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Subscribed shares must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

Article 7.	Delivery and form of shares

Shares acquired by exercising BSA CO-2010 are registered in the books of Sequans Communications as registered shares.

Article 8.	Rights and availability of shares

The new A preferred shares shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 9.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2010 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 10.	Protection of Holders – Rights of the Company

10.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

10.2	During the entire period of validity of the BSA CO-2010, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Holders of BSA CO-2010. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the

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Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

10.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

10.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

11.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2010.

11.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2010 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2010, (b) the date on which all the BSA CO-2010 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2010 Holder on the date on which such holder ceases to hold any BSA CO-2010.

11.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO- 2010 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down the mention “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 534.373.54 Euros

Siège social : 19, Le Parvis de La Defense – 92800 PUTEAUX

RCS Nanterre B 450 249 477

BSA CO-2010 (Warrants) Issuance Agreement 2010-1-2

(11 January 2011)

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2010

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2010

	Article 1.	Holders of BSA CO-2010
	Article 2.	Allotment and subscription of BSA CO-2010
	Article 3.	Features and period of validity of BSA CO-2010 – Conditions of exercise
	Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries
	Article 5.	Setting of the subscription price for shares covered by the BSA CO-2010

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 6.	Suspension of the rights to exercise the BSA CO-2010
	Article 7.	Conditions of exercise of BSA CO-2010
	Article 8.	Delivery and form of shares
	Article 9.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS - PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 10.	Representation of Holders
	Article 11.	Protection of Holders – Rights of the Company
	Article 12.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2010 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2010”) at a set price: the exercise of each BSA CO-2010 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2010 are issued, and that remains fixed during the entire period. In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2010 to subscribe for shares. This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 100.000 BSA CO-2010 maximum, at the price of 0.01 Euro per BSA CO-2010. Each BSA CO-2010 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA CO-2010. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue such BSA CO-2010, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2010 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2010 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2010, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 21 July 2010, the terms and conditions of an issuance agreement (hereafter the “2010-1 Issuance Agreement”) governing BSA CO-2010 to be issued with a vesting period.

By virtue of a decision taken on 11 January 2011, a combined general shareholders’ meeting has amended the conditions of setting of the subscription price for the class A preferred share (or an ordinary share should the Company be listed on financial markets) to be issued pursuant to exercising an Option, and decided that this price would be set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company.

Therefore and pursuant to the aforesaid grant of authority, at a meeting held on 11 January 2011, the Board of Directors decided the procedures applicable to this stock and established the present 2010-1-2 Issuance Agreement which is a declination of the 2010-1 Issuance Agreement and which include the new conditions of setting of the subscription price for the share to be issued pursuant to exercising an Option.

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2010

Article 1.	Holders of BSA CO-2010

The Holder is a physical person having effective contractual relationship – on the basis of a services contract duly signed - with Sequans Communications of the date a proposal of subscription of BSA CO-2010 is made pursuant to the Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2010.

The BSA CO-2010 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2010, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2010 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA CO-2010 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

(i)	a copy of this Issuance Agreement,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Issuance Agreement.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD – EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2010 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA CO-2010 – Conditions of exercise

BSA CO-2010 are granted for a period of 10 years as from the time they are issued by the Board of Directors, and provided they are subscribed for by the Holder.

BSA CO-2010 must be exercised within the aforementioned maximum period of 10 years; furthermore, the Holder must comply with the following schedule:

(i) first allotment

•

The Haider may exercise his/her BSA CO-2010 at the rate of 1/24th per month for the period between the 1st and 24th month following the date the services contract signed with Sequans Communications – or one of its subsidiaries – has entered in force.

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(i) further allotment(s)

•	The Beneficiary may exercise his/her BSA CO-2010 at the rate of 1/24th per month for the period between the 1st and 24th month following the date of the issue of such BSA CO-2010.

The first exercise must cover 25% of the BSA CO-2010 subscribed and exercisable by the Holder, in accordance with the schedule set out above.

Exercising a BSA entitles the Holder to subscribe for one new class A preferred share (or one ordinary share should Sequans Communications be listed on a financial market) of Sequans Communications’ share capital at the applicable price as defined under article 5 hereafter.

This number of shares cannot be modified during the BSA CO-2010’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

Any BSA CO-2010 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries

In the event of a termination, anticipated or not, of the Holder’s services contract with Sequans Communications or one of its subsidiaries, regardless of the reason, said Holder shall lose any and all rights with regard to BSA CO-2010 not yet exercisable on the date of the aforesaid termination, in accordance with the schedule for exercising the BSA CO-2010 set out in the Individual Notification Letter referred to under article 2 above.

However, the Holder retains the right to exercise BSA CO-2010 that are exercisable and that have not yet been exercised, provided that such Holder exercises his/her BSA CO-2010 within a period of thirty (30) days following the aforesaid termination.

After the expiry of such period, the Holder shall lose any and all rights with regard to unexercised BSA CO-2010 which shall be null and void.

Notwithstanding the above and in the event of death of the Holder, his heirs or beneficiaries shall have a period of 6 months to exercise the BSA CO-2010. After the expiry of this 6-month period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2010.

Article 5.	Setting of the subscription price for shares covered by the BSA CO-2010

The subscription price for shares to be issued pursuant to an exercise of the BSA CO-2010 is set at the fair market value as applicable at the date of allocation of the BSA CO-2010, value to be set and approved by the Board of Directors of the Company.

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This price is mentioned in the Individual Notification Letter, price which may not be changed during the BSA CO-2010’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 6.	Suspension of the rights to exercise BSA CO-2010

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2010, In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2010, indicating the date of the suspension and the date on which the right to exercise BSA CO- 2010 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2010 expires during a period in which rights are suspended, the period for exercising the BSA CO-2010 shall be extended by 3 months.

Article 7.	Conditions of exercise of BSA CO-2010

All requests for exercising BSA CO-2010, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Shares subscribed must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

Article 8.	Delivery and form of shares

Shares acquired by exercising BSA CO-2010 are registered in the books of Sequans Communications as registered shares.

Article 9.	Rights and availability of shares

The new shares (class A preferred shares or ordinary shares, as the case may be) shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

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These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 10.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2010 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 11.	Protection of Holders – Rights of the Company

11.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

11.2	During the entire period of validity of the BSA CO-2010, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Holders of BSA CO-2010. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

11.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

11.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined of the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

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Article 12.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

12.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2010.

12.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2010 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2010, (b) the date on which all the BSA CO-2010 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2010 Holder on the date on which such holder ceases to hold any BSA CO-2010.

12.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO- 2010 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down: “read and approved")

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 534.373-54 Euros

Siège social : 19, Le Parvis de La Defence – 92800 PUTEAUX

RCS Nanterre B 450 269 677

BSA CO-2010 (Warrants) Issuance Agreement 2010-2-2

(11 January 2011)

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2010

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2010

	Article 1.	Holders of BSA CO-2010
	Article 2.	Allotment and subscription of BSA CO-2010
	Article 3.	Features and period of validity of BSA CO-2010 – Conditions of exercise
	Article 4.	Setting of the subscription price for shares covered by the BSA CO-2010

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 5.	Suspension of the rights to exercise the BSA CO-2010
	Article 6.	Conditions of exercise of BSA CO-2010
	Article 7.	Delivery and form of shares
	Article 8.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS - PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 9.	Representation of Holders
	Article 10.	Protection of Holders – Rights of the Company
	Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers…) which have not the quality of shareholder of the company. Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2010 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2010”) at a set price: the exercise of each BSA CO-2010 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2010 are issued, and that remains fixed during the entire period. In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2010 to subscribe for shares. This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 100.000 BSA CO-2010 maximum, of the price of Euro 0.01 per BSA CO-2010. Each BSA CO-2010 gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said BSA CO-2010. This decision entails the suppression of the shareholders’ pre-emptive subscription rights with respect to the A preferred shares likely to be issued.

In addition, this decision granted the Board of Directors the power to issue such BSA CO-2010, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2010 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2010 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2010, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 21 July 2010, the terms and conditions of the issuance agreement (hereafter the “2010-2 Issuance Agreement”) governing BSA CO-2010 to be issued without vesting period.

By virtue of a decision taken on 11 January 2011, a combined general shareholders’ meeting has amended the conditions of setting of the subscription price for the class A preferred share (or an ordinary share should the Company be listed on financial markets) to be issued pursuant to exercising an Option, and decided that this price would be set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company.

Therefore and pursuant to the aforesaid grant of authority, at a meeting held on 11 January 2011, the Board of Directors decided the procedures applicable to this stock and established the present 2010-2-2 Issuance Agreement which is a declination of the 2010-2 Issuance Agreement and which include the new conditions of setting of the subscription price for the share to be issued pursuant to exercising an Option.

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2010

Article 1.	Holders of BSA CO-2010

The Holder is a physical person having contributed, directly or indirectly, to the activity of the Company at the date a proposal of subscription of BSA CO-2010 is made pursuant to this Issuance Agreement

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2010

The BSA CO-2010 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2010, price which shall be paid on subscription, either by mean of a payment in cash or by way of c set-off with a debt.

The number of BSA CO-2010 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman: the subscription of such BSA CO-2010 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

(i)	a copy of this Issuance Agreement,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Issuance Agreement.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD – EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2010 ISSUED IMMEDIATELY AND AUTOMATICALLY VOID.

Article 3.	Features and period of validity of BSA CO-2010 – Conditions of exercise

BSA CO-2010 are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors and subject to their subscription by the Holder.

BSA CO-2010 shall be exercisable from the date of their subscription by the Holder.

The first exercise must cover 25% of the BSA CO-2010 subscribed by the Holder.

Exercising a BSA entitles the Holder to subscribe for one new class A preferred share (or one ordinary share should Sequans Communications be listed on a financial market) of Sequans Communications’ share capital at the applicable price as defined under article 5 hereafter.

This number of shares cannot be modified during the BSA CO-2010’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law.

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Any BSA CO-2010 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

In the event of death of the Holder, his heirs or beneficiaries shall have a period of six (6) months to exercise the BSA CO-2010. After the expiry of this 6 month-period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2010.

Article 4.	Setting of the subscription price for shares covered by the BSA CO-2010

The subscription price for shares to be issued pursuant to an exercise of the BSA CO-2010 is set at the fair market value as applicable at the date of allocation of the BSA CO-2010, value to be set and approved by the Board of Directors of the Company.

This price is mentioned in the Individual Notification Letter, price which may not be changed during the BSA CO-2010’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 5.	Suspension of the rights to exercise BSA CO-2010

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2010. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2010, indicating the date of the suspension and the date on which the right to exercise BSA CO- 2010 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2010 expires during a period in which rights are suspended, the period for exercising the BSA CO-2010 shall be extended by 3 months.

Article 6.	Conditions of exercise of BSA CO-2010

All requests for exercising BSA CO-2010, documented by the signature of the corresponding subscription certificate, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed.

Subscribed shares must be, at the time of subscription, either fully paid up in cash or by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

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Article 7.	Delivery and form of shares

Shares acquired by exercising BSA CO-2010 are registered in the books of Sequans Communications as registered shares.

Article 8.	Rights and availability of shares

The new shares (class A preferred shares or ordinary shares, as the case may be) shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 9.	Representation of Holders of BSA

Pursuant to the provisions of Article L 228-103 of the French Commercial Code, the Holders of BSA CO-2010 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or mare representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 10.	Protection of Holders – Rights of the Company

10.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

10.2	During the entire period of validity of the BSA CO-2010, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Holders of BSA CO-2010. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

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10.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

10.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 11.	Binding effect – Amendment of the Issuance agreement – Term – Jurisdiction

11.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2010.

11.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2010 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2010, (b) the date on which all the BSA CO-2010 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2010 Holder on the date on which such holder ceases to hold any BSA CO-2010.

11.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO- 2010 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down the mention “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 554.400,26 Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA 2011-1 (Warrants) Issuance Agreement

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2011

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2011

	Article 1.	Holders of BSA CO-2011
	Article 2.	Allotment and subscription of BSA CO-2011
	Article 3.	Features and period of validity of BSA CO-2011 – Conditions of exercise
	Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries
	Article 5.	Setting of the subscription price for shares covered by the BSA CO-2011

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 6.	Suspension of the rights to exercise the BSA CO-2011
	Article 7.	Conditions of exercise of BSA CO-2011
	Article 8.	Delivery and form of shares
	Article 9.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS - PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 10.	Representation of Holders
	Article 11.	Protection of Holders – Rights of the Company
	Article 12.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers.) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2011 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2011”) at a set price; the exercise of each BSA CO-2011 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2011 are issued, and that remains fixed during the entire period. In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2011 to subscribe for shares. This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 8 March 2011, a combined general shareholders’ meeting voted in favour of the principle of issuing BSA CO-2011, with a unitary price of 0.01 Euro, likely to give rise to a maximum of 3,500,000 new shares with a unitary par value of EUR 0.01 (or 1,750,000 new shares at a unitary par value of EUR 0.02, from the effective date of the reverse split of the Company shares).

This combined general shareholders’ meeting has defined the conditions of setting of the subscription price for the security likely to be issued upon exercise of each BSA CO-2011 and decided that this price would be set by the Board of Directors of the Company, at the fair market value as applicable at the date of allocation of the BSA CO-2011, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

In addition, this decision granted the Board of Directors the power to issue such BSA CO-2011, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2011 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2011 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2011, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 8 March 2011, the terms and conditions of an issuance agreement (hereafter the “BSA 2011-1 Issuance Agreement”) governing BSA CO-2011.

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2011

Article 1.	Holders of BSA CO-2011

The Holder is a physical person having effective contractual relationship – on the basis of a services contract duly signed – with Sequans Communications at the date an offer of subscription of BSA CO-2011 is made pursuant to this BSA 2011-1 Issuance Agreement.

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2011.

The BSA CO-2011 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2011, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2011 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA CO-2011 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

(i)	a copy of this Issuance Agreement,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Issuance Agreement.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD – EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2011 ISSUED IMMEDIATELY AND AUTOMATICALLY NULL AND VOID.

Article 3.	Features and period of validity of BSA CO-2011 – Conditions of exercise

BSA CO-2011 are granted for a period of 10 years as from the time they are issued by the Board of Directors, and provided they are subscribed for by the Holder.

BSA CO-2011 must be exercised within the aforementioned maximum period of 10 years, any BSA CO-2011 not exercised before the expiry of such period shall automatically become null and void.

The Holder must comply with the following schedule:

(i) first allotment

•

The Holder may exercise his/her BSA CO-2011 at the rate of 1/24th per month for the period between the 1st and 24th month following the date the services contract signed with Sequans Communications – or one of its subsidiaries - has entered in force.

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(i) further allotment(s)

•	The Beneficiary may exercise his/her BSA CO-2011 at the rate of 1/24th per month for the period between the 1st and 24th month following the date of the issue of such BSA CO-2011.

The first exercise must cover 25% of the BSA CO-2011 subscribed and exercisable by the Holder, in accordance with the schedule set out above.

Exercising a BSA CO-2011 entitles the Holder to subscribe for one new class A preferred share with a par value of EUR 0.01 (or two (2) Options will allow the Beneficiary to subscribe for one (1) ordinary share with a par value of EUR 0.02, from the effective date of the conversion of A preferred shares in ordinary shares and reverse split of the Company shares) (hereafter a “New Share”).

This number of shares cannot be modified during the BSA CO-2011’ period of validity, except in the event of an adjustment in the subscription price - as defined under article 5 below - in accordance with the requirements provided by law.

Article 4.	Cessation of Holder’s contractual relationship with Sequans Communications or one of its subsidiaries

In the event of a termination, anticipated or not, of the Holder’s services contract with Sequans Communications or one of its subsidiaries, regardless of the reason, said Holder shall lose any and all rights with regard to BSA CO-2011 not yet exercisable on the date of the aforesaid termination, in accordance with the schedule for exercising the BSA CO-2011 set out in the Individual Notification Letter referred to under article 2 above.

However, the Holder retains the right to exercise BSA CO-2011 that are exercisable and that have not yet been exercised, provided that such Holder exercises his/her BSA CO-2011 within a period of thirty (30) days following the aforesaid termination.

After the expiry of such period, the Holder shall lose any and all rights with regard to unexercised BSA CO-2011 which shall be null and void.

Notwithstanding the above and in the event of death of the Holder, his heirs or beneficiaries shall have a period of 6 months to exercise the BSA CO-2011. After the expiry of this 6-month period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2011.

Article 5.	Setting of the subscription price for shares covered by the BSA CO-2011

The subscription price for shares to be issued pursuant to an exercise of the BSA CO-2011 is set at the fair market value as applicable at the date of allocation of the BSA CO-2011, value to be set and approved by the Board of Directors of the Company, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

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This price is mentioned in the Individual Notification Letter, price which may not be changed during the BSA CO-2011’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 6.	Suspension of the rights to exercise BSA CO-2011

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2011. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2011, indicating the date of the suspension and the date on which the right to exercise BSA CO-2011 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2011 expires during a period in which rights are suspended, the period for exercising the BSA CO-2011 shall be extended by 3 months.

Article 7.	Conditions of exercise of BSA CO-2011

All requests for exercising BSA CO-2011, documented by the signature of a subscription certificate specific to this BSA 2011-1 Issuance Agreement, shall be sent to Sequans Communications, and shall be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of New Shares subscribed, considering that such shares must be fully paid up in cash at the time of subscription, except the case of settlement of the subscription price by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

Article 8.	Delivery and form of shares

New Shares acquired by exercising BSA CO-2011 are registered in the books of Sequans Communications as registered shares.

Article 9.	Rights and availability of shares

The New Shares shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to shares of their category as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

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Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 10.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2011 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 11.	Protection of Holders – Rights of the Company

11.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

11.2	During the entire period of validity of the BSA CO-2011, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Holders of BSA CO-2011. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

11.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

11.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 12.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

12.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2011.

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12.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2011 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2011, (b) the date on which all the BSA CO-2011 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2011 Holder on the date on which such holder ceases to hold any BSA CO-2011.

12.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO-2011 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down: “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de 554.400,26 Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

BSA 2011-2 (Warrants) Issuance Agreement

Dated

(1) SEQUANS COMMUNICATIONS

(2) THE HOLDERS OF BSA CO-2011

Summary

PREAMBLE : PRESENTATION OF THE ISSUANCE AGREEMENT

Title 1.	SUBSCRIPTION AND FEATURES OF BSA CO-2011

	Article 1.	Holders of BSA CO-2011
	Article 2.	Allotment and subscription of BSA CO-2011
	Article 3.	Features and period of validity of BSA CO-2011 – Conditions of exercise
	Article 4.	Setting of the subscription price for shares covered by the BSA CO-2011

Title 2.	RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

	Article 5.	Suspension of the rights to exercise the BSA CO-2011
	Article 6.	Conditions of exercise of BSA CO-2011
	Article 7.	Delivery and form of shares
	Article 8.	Rights and availability of shares

Title 3.	REPRESENTATION OF HOLDERS - PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

	Article 9.	Representation of Holders
	Article 10.	Protection of Holders – Rights of the Company
	Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

WHEREAS

In order to reward its business partners (consultants, advisers.) which have not the quality of shareholder of the company, Sequans Communications wishes to set up a system enabling them to share in its growth.

This BSA CO-2011 subscription plan is a mechanism by which Sequans Communications offers its business partners the possibility of subscribing for warrants (hereafter referred to as “BSA CO-2011”) at a set price; the exercise of each BSA CO-2011 allows the subscription for a new class A preferred share during a certain period, at a price set on the date the BSA CO-2011 are issued, and that remains fixed during the entire period. In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the BSA CO-2011 to subscribe for shares. This mechanism is governed, in particular, by the provisions set forth under article L.228-91 of the French Commercial Code.

In a decision taken on 8 March 2011, a combined general shareholders’ meeting voted in favour of the principle of issuing BSA CO-2011, with a unitary price of 0.01 Euro, likely to give rise to a maximum of 3,500,000 new shares with a unitary par value of EUR 0.01 (or 1,750,000 new shares at a unitary par value of EUR 0.02, from the effective date of the reverse split of the Company shares).

This combined general shareholders’ meeting has defined the conditions of setting of the subscription price for the security likely to be issued upon exercise of each BSA CO-2011 and decided that this price would be set by the Board of Directors of the Company, at the fair market value as applicable at the date of allocation of the BSA CO-2011, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

In addition, this decision granted the Board of Directors the power to issue such BSA CO-2011, on one or more occasions, including the authority to determine the holders and the number of BSA CO-2011 to be issued and the exercise conditions. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of BSA CO-2011 issued, to record the successive increases in share capital as a result of the exercise of the BSA CO-2011, and to carry out all formalities required as a result thereof.

Pursuant to the aforesaid delegation of power, the Board of Directors has defined, at a meeting held on 8 March 2011, the terms and conditions of an issuance agreement (hereafter the “BSA 2011-2 Issuance Agreement”) governing BSA CO-2011 to be issued without vesting period.

THE PARTIES AGREE AS FOLLOWS

Title 1. SUBSCRIPTION AND FEATURES OF BSA CO-2011

Article 1.	Holders of BSA CO-2011

The Holder is a physical person having effective contractual relationship – on the basis of a services contract duly signed - with Sequans Communications at the date an offer of subscription of BSA CO-2011 is made pursuant to this BSA 2011-1 Issuance Agreement.

Holders are approved by the Company’s Board of Directors.

Article 2.	Allotment and subscription of BSA CO-2011.

The BSA CO-2011 proposed to the Holders shall be subscribed at the price of 0.01 Euro per BSA CO-2011, price which shall be paid on subscription, either by mean of a payment in cash or by way of a set-off with a debt.

The number of BSA CO-2011 proposed to each Holder shall be indicated in an Individual Notification Letter sent to him/her by the Chairman; the subscription of such BSA CO-2011 shall be done no later than 7 days from the receipt of the aforesaid letter, by returning to the Company

(i)	a copy of this Issuance Agreement,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Issuance Agreement.

FAILURE TO COMPLY WITH THIS MAJOR FORMALITY WITHIN THE APPLICABLE PERIOD – EXCEPT IN THE EVENT OF FORCE MAJEURE - SHALL RENDER THE BSA CO-2011 ISSUED IMMEDIATELY AND AUTOMATICALLY NULL AND VOID.

Article 3.	Features and period of validity of BSA CO-2011 – Conditions of exercise

BSA CO-2011 are granted for a period of 10 years as from the time they are issued by the Board of Directors, and provided they are subscribed for by the Holder.

BSA CO-2011 shall be exercisable from the date of their subscription by the Holder.

The first exercise must cover 25% of the BSA CO-2011 subscribed by the Holder.

Exercising a BSA CO-2011 entitles the Holder to subscribe for one new class A preferred share with a par value of EUR 0.01 (or two (2) Options will allow the Beneficiary to subscribe for one (1) ordinary share with a par value of EUR 0.02, from the effective date of the conversion of A preferred shares in ordinary shares and reverse split of the Company shares) (hereafter a “New Share”).

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This number of shares cannot be modified during the BSA CO-2011’ period of validity, except in the event of an adjustment in the subscription price - as defined under article 5 below - in accordance with the requirements provided by law.

Any BSA CO-2011 that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

In the event of death of the Holder, his heirs or beneficiaries shall have a period of six (6) months to exercise the BSA CO-2011. After the expiry of this 6 month-period hereinabove, said heirs or beneficiaries shall lose all rights with regard to unexercised BSA CO-2011.

Article 4.	Setting of the subscription price for shares covered by the BSA CO-2011

The subscription price for shares to be issued pursuant to an exercise of the BSA CO-2011 is set at the fair market value as applicable at the date of allocation of the BSA CO-2011, value to be set and approved by the Board of Directors of the Company, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

This price is mentioned in the Individual Notification Letter, price which may not be changed during the BSA CO-2011’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

Title 2. RIGHT OF EXERCIZE – SUSPENSION – FORMALITIES – SHARES SUBSCRIBED

Article 5.	Suspension of the rights to exercise BSA CO-2011

If necessary, the Board of Directors may suspend the right to exercise the BSA CO-2011. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the BSA CO-2011, indicating the date of the suspension and the date on which the right to exercise BSA CO-2011 will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BSA CO-2011 expires during a period in which rights are suspended, the period for exercising the BSA CO-2011 shall be extended by 3 months.

Article 6.	Conditions of exercise of BSA CO-2011

All requests for exercising BSA CO-2011, documented by the signature of a subscription certificate specific to this BSA 2011-1 Issuance Agreement, shall be sent to Sequans Communications, and shall be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of New Shares subscribed, considering that

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such shares must be fully paid up in cash at the time of subscription, except the case of settlement of the subscription price by way of a set-off with a debt.

Failure to do so renders the subscription of shares null and void.

Article 7.	Delivery and form of shares

New Shares acquired by exercising BSA CO-2011 are registered in the books of Sequans Communications as registered shares.

Article 8.	Rights and availability of shares

The New Shares shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to shares of their category as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

Title 3. REPRESENTATION OF HOLDERS – PROTECTION – AMENDMENT OF THE ISSUANCE AGREEMENT

Article 9.	Representation of Holders of BSA

Pursuant to the provisions of Article L. 228-103 of the French Commercial Code, the Holders of BSA CO-2011 are grouped into a body with legal personality protecting their joint interests (the “masse”). General meetings of Holders meet at the registered office or in any other location of the department of the registered office or of bordering departments.

The masse will appoint one or more representatives of the body, at the request of the Board of Directors. The representative(s) of the masse will be governed by applicable legal and regulatory provisions. The representative of the masse will receive no remuneration for his duties.

Article 10.	Protection of Holders – Rights of the Company

10.1	Holders will enjoy the protection reserved by law and regulations for holders of securities giving access to the capital. The Company will provide the Holders, or their representative, with the information set out by the law and regulations.

10.2

During the entire period of validity of the BSA CO-2011, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Holders of BSA CO-2011. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the

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Company accordingly take the measures necessary to maintain the rights of the Holders, in compliance with applicable legal and/or regulatory provisions.

10.3	Subject to the powers expressly reserved by law for the general meeting of shareholders and, as the case may be, for the general meeting and for the representative of the body of Holders, the Board of directors will be empowered to take any measure relating to the protection and adjustment of the rights of Holders as provided for by the law and regulations, in particular by Article L. 228-99 of the French Commercial Code.

10.4	The Issuance Agreement and the conditions for the subscription or allotment of equity securities determined at the time of the issuance may only be amended by the extraordinary general meeting of shareholders of the Company, with the authorisation of the Holders obtained under the conditions provided for by law, in particular by Article L. 228-103 of the French Commercial Code.

Article 11.	Binding effect – Amendment of the issuance agreement – Term – Jurisdiction

11.1	The Holders are automatically subject to this Issuance Agreement, through this subscription or acquisition of BSA CO-2011.

11.2	This Issuance Agreement becomes effective on the date of effective subscription of the BSA CO-2011 and ends on the first of the following dates: (a) the expiry date of the BSA CO-2011, (b) the date on which all the BSA CO-2011 have been exercised or waived. In addition, it will cease to be binding on each BSA CO-2011 Holder on the date on which such holder ceases to hold any BSA CO-2011.

11.3	This Issuance Agreement is subject to French law. Any dispute relating to this Issuance Agreement or relating to the application of the terms and conditions of the BSA CO-2011 will be referred to the relevant court of the district of the Cour d’appel of the registered office of the Company.

Executed in two (2) copies

SEQUANS COMMUNICATIONS

M.

(the “Holder”)

(The Holder shall initialize each page, sign the last page and write down: “read and approved”)

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SEQUANS COMMUNICATIONS

Société anonyme au capital de             Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

WARRANTS (BSA) SUBSCRIPTION FORM

I, undersigned :
residing :

pursuant to the subscription right authorized by the Combined Shareholders Meeting of SEQUANS COMMUNICATIONS on             ,

hereby subscribe to              warrants (BSA)at the unit price of 0.01 euro, i.e. a total subscription price of EUR              either

☐ by way of a set-off with a debt on the Company,

Or

☐ by cheque                      1, n°                    2 or wire transfer (wire transfer confirmation attached)

I HEREBY REPRESENT AND ACKNOWLEDGE THAT THIS SUBSCRIPTION IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH UNDER BOTH THE BSA ISSUANCE AGREEMENT AND THE « CONTRACTUAL UNDERTAKING » WHICH I HAVE EXECUTED.

I acknowledge that I have kept a copy of the present subscription form.

Executed in...(place)...
On…(date)…

(signature + handwritten mention « Bon pour souscription à …[number subscribed]…BSA 2011 »)

[1]	Name of the Bank
[2]	Number of the cheque

CONTRACTUAL AGREEMENT

BETWEEN:

-	[Mr./Mrs.]	,

residing at
;

(hereinafter referred to as the “Holder”),

ON THE ONE HAND,

AND:

-	Mr. Georges Karam, residing 7, rue du Centre, 92200 Neuilly/Seine, France;

-	Mr. Bertrand Debray, residing 7, passage du Gros Murger, 78600 Maisons Laffitte, France,;

-	Mr. Fabien Buda, residing 28, rue Guersant, 75017 Paris, France;

-	Mr. Jérôme Bertorelle, residing 4, rue Bailleul, 75001 Paris, France;

-	Mr. Laurent Sibony, residing 8, rue de la DCA, 78700 Conflans-Sainte-Honorine, France;

-	Mr. Emmanuel Lemois, residing 60 avenue de la Motte Piquet 75015, France;

-	Mr. Ambroise Popper, residing 25 rue de Chazelles, 75017 Paris, France;

-

FCPR T-SOURCE, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, France, registered with the registry of commerce and companies of Paris under number 420 748 097 (“T-Source”);

-

FCPI CAAM INNOVATION 6, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575,

-

FCPI CAAM INNOVATION 9, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, ,

-

FCPI CAAM INVESTISSEMENT 1, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575,

-	CAP DECISIF, a French société par actions simplifiée, with a registered share capital of EUR 16,785,200, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris,

France, registered with the registry of commerce and companies of Paris under number 440 405 405 (“Cap Décisif”);

-

ADD ONE L.P., a Guernsey limited partnership established under the Limited Partnerships (Guernsey) Law 1995 and having its principal place of business at 13-15 Victoria Road, St Peter Port, Guernsey, Channel Islands, United Kingdom, ,

-

ADD ONE GmbH & Co. KG, registered as a limited partnership with the commercial register at local court Munich, Germany and having its principal place of business at Max Joseph Strasse 7, 80333 Munich, Germany, c/o VCM Venture Capital Management und Beteiligungsgesellshaft mbH, ,

-

VISION CAPITAL III LP, a limited partnership established under the Limited Partnerships (Jersey) Act 1994, having its registered office at Kleinwort Benson House, Wests Centre, St Hélier, Jersey JE4 8PQ, Channel Islands (“Vision Capital”),

-

FCPI SOGE INNOVATION 7, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

-

FCPI SOGE INNOVATION EVOLUTION 3, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

-

FCPI GEN-I, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

-

FCPI GEN-I 2, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

-

KENNET II L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, (“Kennet II”),

-

KING STREET PARTNERS L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, (“King Street”),

-

FONDS DE CO-INVESTISSEMENT DIRECT (FCID), a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), CDC Entreprises, a French société par actions simplifiée with a registered share capital of EUR 2 920 000, the registered office of which is located at 137, rue de l’Université 75007 Paris, France, registered with the registry of commerce and companies of Paris, under number 433 975 224, ,

-

FCPR SERENA I, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), Serena Capital, a French société par actions simplifiée with a share capital of EUR 500,000, the registered office of which is located at 21, rue Auber – 75009, France, registered with the registry of commerce and companies of Paris under number 504 262 650,

-	MOTOROLA Inc., a Delaware corporation, whose principal place of business is 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196 (“Motorola Inc.”),

-

ALCATEL-LUCENT PARTICIPATIONS, a French société anonyme with a registered share capital of EUR 4.913.119.470, the registered office of which is located at 54, rue La Boétie – 75008 Paris, France, registered with the registry of commerce and companies of Paris, under number 333 150 043 (“ALCATEL-LUCENT”),

-

GATEWAY NET TRADING PTE. LIMITED, a corporation established under Singapore Law and a wholly owned subsidiary of RELIANCE COMMUNICATIONS LIMITED, having its registered office at Singapore 189677 15, beach road, # 03- 07, Beach Centre (“RELIANCE”),.

-

SWISSCOM AG, a company established under Swiss Law, registered with the registry of commerce of Bern under the number CH-035.8.018.212-7 and having its registered office in Ittingen, at Alte Tiefenaustr. 6, Worblaufen, 3050 Bern - Switzerland (“SWISSCOM”),

-

UNITECH HOLDINGS INTERNATIONAL CO., LTD., an International Business Company established under the Law of the British Virgin Islands (International Business Companies Act, Cap. 291), registered with the Registrar of Companies of the British Virgin Islands under the n°201707 and having its registered office at Drake Chambers, Tortola, British Virgin Islands (“UHIC”) ,

Each represented by:

SEQUANS COMMUNICATIONS, a French société anonyme with a registered share capital of EUR 431,246.44, the registered office of which is located at 19, Parvis de La Défense – 92800 Puteaux, France, registered with the registry of commerce and companies of Nanterre, under number 450 249 677, (hereafter “Sequans Communications” or the “Company”) represented by Mr. Georges Karam, acting in his capacity as chairman and managing director (président - directeur général), by virtue of the power of attorney granted to the Company in this respect pursuant to the shareholders’agreement (the “Agreement”) dated January 31, 2008,

(hereinafter collectively referred to as the “Shareholders”),

ON THE OTHER HAND

(the Holder and the Shareholders are hereinafter referred to collectively as the “Parties” and individually as a “Party”, severally but not jointly (conjointement mais sans solidarité)

IN THE PRESENCE OF:

-

SEQUANS COMMUNICATIONS, which is entering into this agreement for the purposes of accepting the rights granted to it and acknowledging the obligations imposed on it pursuant to this contractual agreement.

WHEREAS:

In order to enable the Company to ensure its development by access to additional financing, access to a stock exchange or any other means, the Shareholders have agreed upon the terms and conditions governing the purchase or disposal of the shares they hold or will hold in the Company.

The following are hereafter referred to as the “Shares”:

-	the equity securities (titres de capital) of the Company of which the Holder is the owner, if applicable;

-

the equity securities (titres de capital) or securities of the Company giving access to a fraction of the capital or a voting right in the general shareholders’ meetings of the Company of which the Holder may become the owner, in particular by way of purchase, subscription or exercise of stock options giving the right to subscribe for or purchase shares (options de souscription ou d’achat d’actions) or founders’ warrants (bons de souscription de parts de créateurs d’entreprise).

In order to ensure the coherence of the behavior of the shareholders of the Company in the circumstances referred to above, the Shareholders intend to grant the Holder the option to sell his Shares in case of a change in control as defined below, in consideration of the undertakings set out in this contractual agreement (the “Contract”).

It is specified that for the purposes of this Contract, a “Transfer” shall mean any transaction resulting in a transfer of the ownership of Shares for any reason whatsoever (including, but not limited to gratuities, partial contributions of assets, mergers, demergers, or any combination of these methods of transfer of ownership).

NOW IT IS HEREBY AGREED AS FOLLOWS:

Article 1 – Right to sell

1.1

Should a Shareholder (hereinafter the “Concerned Shareholder”) contemplate a sale (the “Sale”) to a Party or a third party to the contract (a “Third Party”) of a number of shares of the Company and shall the purchaser, as a result of such Sale, hold more than fifty per cent (50%) of the voting rights in the general shareholders’ meetings or the share capital of the Company (the “Control”), the Holder would be entitled to sell, on the same terms and price conditions as offered by the purchaser (hereinafter the “Purchaser”) to the Concerned Shareholder, all and nothing but all, of the Shares (hereinafter the “Concerned Shares”) which he would then hold.

Accordingly, before making any commitment in respect of such Sale, the Concerned Shareholder would secure the Purchaser’s irrevocable undertaking to purchase the Shares which the Holder may wish to sell, on the same terms and price conditions as those proposed by the Purchaser to the Concerned Shareholder.

This obligation to purchase would be borne jointly and severally by the Concerned Shareholder and the Purchaser.

1.2

Consequently, in the situation referred to in Section 1.1 above, the Concerned Shareholder shall notify the Holder of the terms of the proposed Sale by indicating the identity of the Purchaser, the number of shares of the Company contemplated to be sold, the price offered, the terms of payment of said price.

1.3	The Holder shall have thirty (30) days from receipt of the notice provided for in Section 1.2 above to exercise its right to sell in accordance with the following terms and conditions:

In the event of exercise by the Holder of its right to sell, the Concerned Shares shall be purchased by the Purchaser in accordance with the period set forth in the Purchaser’s notification for the purpose of the completion of the contemplated Sale or, failing such a provision, within fifteen (15) days of the date of expiry of the above thirty (30) days period.

1.4

If, in breach of the above provisions, the Purchaser were to purchase the shares of the Concerned Shareholder but did not purchase the Concerned Shares, the Concerned Shareholder would be obliged to purchase all of the Concerned Shares itself within eight (8) days of the expiry of the period granted to the Purchaser in this Article 1 to purchase the Concerned Shares on the same price conditions.

Also, if the Purchaser were to purchase the Concerned Shares but did not pay for them, the Concerned Shareholder would be bound jointly and severally (solidairement) with the Purchaser to pay for the Concerned Shares within eight (8) days of the expiry of the period granted to the Purchaser in this Article 1 to purchase the Concerned Shares.

Article 2 – Drag-along right

2.1	Call Option 1

2.1.1	Description

Should any Shareholder or Third Party, acting alone or in concert within the meaning of article L.233-10 of the French Commercial Code (hereinafter the “Beneficiary”) offer to purchase one hundred per cent (100%) of the share capital of the Company (hereinafter the “Offer”) and Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company wish to accept the Offer, the Holder (hereinafter referred to as the “Promissor”) shall, if so requested by the in writing Beneficiary and upon written evidence of the acceptance of the Offer by Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company, transfer to the Beneficiary all of the Shares which he would then hold, including any rights to the dividends as attached to said Shares, and free and clear of any pledge or security of any nature whatsoever.

For this purpose, the Promissor hereby grants the Beneficiary the benefit of this irrevocable option to buy (the “Option 1”).

2.1.2	Any Beneficiary may call the Option 1 if the conditions set forth in Section 2.1.1 above are met.

2.1.3

Each Beneficiary shall notify the Promissor of its decision to call the Option 1 within thirty (30) days from the day on which the conditions set forth in Section 2.1.1 shall have been met. It shall simultaneously notify each Promissor of the terms of the accepted Offer, as well as of the written acceptance of Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company.

2.1.4

A Beneficiary may only call Option 1 in respect of all the Shares still held by the Promissor at the time of the exercise of Option 1, and in one single call (“et ce en une seule fois”). If there are several Beneficiaries, the transferred Shares shall be allocated between them prorata their respective holdings in the share capital of the Company as at the date when the condition set forth in Section 2.1.1 shall have been met, unless the said Beneficiaries agree otherwise.

2.1.5	If the Option 1 is not called in accordance with the conditions set forth above, it will become null and void, without indemnity on any part.

2.1.6

In the circumstances referred to in Section 2.1.1, in the event that the Option 1 is called in accordance with the terms and within the time period set forth above, the Promissor undertakes to transfer the ownership of his Shares in accordance with the terms and conditions (including the price) set forth in the notified Offer.

2.1.7

If this Option 1 is called in accordance with the terms and within the period set forth above, the Transfer of the Shares and the payment of their purchase price shall take place at the latest within fifteen (15) days of the completion of the Offer.

2.1.8	The Transfer shall be conditional upon the delivery:

(i)	to the Promissor of a bank check (chèque de banque) in an amount equal to the purchase price of its Shares;

(ii)

to each Beneficiary of a stock transfer form (ordre de mouvement) duly completed and signed, requesting the Company to effect the Transfer of the relevant Shares to the benefit of the said Beneficiary.

2.1.9

Should the Beneficiary notify the exercise of the Option 1 within the period of time and according to the terms provided above, but shall the Promissor fail to comply with its obligations under the Contract, the Beneficiary may deposit with the Caisse des Dépots et Consignations or any other bank agreeing on such mandate the price of the Shares for which the Option 1 shall have been exercised. In such case, the mere remittance to the Company of the copies of the notice whereby the Option 1 has been exercised and the acknowledgement of the deposit would be deemed a share transfer form (ordre de mouvement des titres) and would cause the Company, which the Company hereby undertakes, to register the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’ accounts (comptes individuels d’actionnaires).

2.2.	Call Option 2

2.2.1

Should the Promissor, the condition defined in Section 2.1.1 above being met, hold rights (whether securities, options, founders’ warrants or any other rights) to subscribe or purchase shares of the Company immediately or at a future date (the “Rights”), the Promissor shall, if so requested by the Beneficiary, transfer to the Beneficiary the Shares it will hold as a result of the exercise of the Rights.

Accordingly, the Promissor irrevocably grants to the Beneficiary this call Option (the “Option 2”).

2.2.2

The Promissor irrevocably undertakes to inform the Beneficiary(ies) each time it shall exercise a Right. To that effect, it shall notify to each Beneficiary and the Company the number of Shares subscribed within seven (7) days of exercising the relevant Right.

Any Beneficiary may exercise the Option 2 provided that the condition defined in Section 2.2.1 above are met.

2.2.3	The Beneficiary shall notify to the Promissor its decision to exercise the Option 2 within thirty (30) days as from the receipt of the notice provided in Section 2.2.2 above.

2.2.4

A Beneficiary may exercise the Option 2, each time the Promissor shall exercise a Right, in one single call and for all and only all of the Shares held by the Promissor as a result of the exercise of said Right. Should there be several Beneficiaries, the transferred Shares shall be allocated between them prorata their respective holdings in the share capital of the Company as at the date when the conditions defined in Section 2.2.1 above shall be completed, unless the said Beneficiaries agree otherwise.

2.2.5

Should the Option 2 not be exercised in accordance with the conditions set forth above, it would lapse automatically without any indemnity on either side, within ninety (90) days following the expiration of the last Right which had remained in force.

2.2.6	Should the Option 2 be exercised in accordance with the terms and within the period of time set forth above, the price per Share should be equal to the price per share set forth in the Offer.

2.2.7

If the Option 2 is called in accordance with the terms and within the period of time set forth above, the Transfer of the Shares and the payment of the sale price shall be completed within fifteen (15) days at the latest following the date on which the Beneficiary shall have notified its decision to purchase the Shares subscribed by the Promissor upon the exercise of a Right.

2.2.8	The Transfer shall be conditional upon the delivery:

(i)	to each Promissor of a bank check (chèque de banque) of an amount equal to the purchase price of its Shares;

(ii)

to each Beneficiary of a share transfer form (ordre de mouvement) instructing the Company to complete the Transfer of the relevant Shares to the benefit of the said Beneficiary, duly completed and signed.

2.2.9

Should the Beneficiary notify the exercise of the Option 2 within the period of time and according to the terms provided above but should the Promissor fail to comply with its obligations under the Contract, the Beneficiary may deposit with the Caisse des Dépôts et Consignation or any other bank agreeing on such mandate the price of the Shares for which the Option 2 shall have been exercised. In such case, the mere remittance to the Company of the copies of the notice whereby the Option 2 has been exercised and the acknowledgement of the deposit would be deemed a share transfer form (ordre de mouvement de titres) and would cause the Company, which the Company hereby undertakes, to register the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’ accounts (comptes individuels d’actionnaires).

ARTICLE	3 – Pre-emptive right

3.1.

Prior to the Transfer by the Holder, for any reason whatsoever, of the ownership of all or any part of the Shares or Rights it holds or shall hold (the “Transferred Shares”) to the benefit of a Shareholder or a Third Party (the “Transferee”), the Holder shall notify the proposed transfer (the “Proposed Transfer”) to the Shareholders and the Company specifying the identity of the Transferee, its capacity (Shareholder or Third Party), the nature and number of Transferred Shares the Transfer of which is contemplated, the price offered by the Transferee (or, in the case mentioned in Section 3.2(b) hereunder, by the Holder) and the description of the transaction pursuant to which the Transfer would be carried out.

3.2.	The Holder grants a pre-emptive right on the Transferred Shares to the Shareholders in case of a Proposed Transfer.

The Shareholders including, as the case may be, the Transferee, shall have thirty (30) days as from the receipt of the notice of the Proposed Transfer, to notify the Holder and the Company that they intend to exercise their pre-emptive right.

The said pre-emptive right shall be exercised under the following conditions:

(a)	the pre-emptive right of the Shareholders shall be exercised, whether collectively or individually, only for the entirety of the Transferred Shares;

(b)	in case of exercise of the pre-emptive right, the purchase price of the Transferred Shares to the Holder shall be:

(i)	in case of sale (vente) of the Transferred Shares entirely for cash (numéraire), the price agreed upon between the Holder and the Transferee, or

(ii)	in all other cases, and in particular, in the event the Proposed Transfer is, in whole or in part, for a consideration other than cash, a donation,

exchange, contribution, merger or spin-off or a combined form of these forms of Transfer of ownership, the price agreed by the Holder and the Transferee, or in the event of a disagreement, the price determined by an independent expert appointed, upon request of the disagreeing Party or Parties, by order of the President of the Tribunal de Grande Instance of Paris, ruling in a summary form (forme des référés) and without appeal, as set forth in article 1843-4 of the French civil code;

(c)

should the combined purchase offers of the Shareholders concern, in total, a number of Shares or Rights equal to the number of Transferred Shares, the Transferred Shares shall be sold to each Shareholder pursuant to its request;

(d)

should the combined purchase offers of the Shareholders concern, in total, a number of Shares or Rights superior to the total number of Transferred Shares, the Transferred Shares shall be sold to the Shareholders having exercised their pre-emptive right in proportion to the number of shares they respectively hold in the share capital of the Company and within the limits of their request. In case of fractions (rompus), the remaining Share(s) or Right(s) shall be automatically attributed to the Shareholders which shall have requested the largest number of Shares or, in case of equality, to the Shareholders which shall hold the largest number of shares or, in case of new equality, to the Shareholders which shall have first notified that it intended to exercise its (their) pre-emptive right;

(e)

in the circumstances referred to in Section 3.2(b)(ii) above, should at least one Shareholder disagree on the price at which the Shares or Rights are offered, the dispute shall be notified to the Holder and the Company within the first (15) fifteen days of period provided for the exercise of the pre-emptive right. The Company shall immediately inform the other Shareholders of the dispute. The appointed expert shall deliver his report to the Holder and the Company which shall promptly transmit said report to each Shareholder. Any duly notified objection shall cause to become null and void any notice of exercise of the pre-emptive right sent by a Shareholder prior to the notice of the appointed expert’s report. The Shareholders may then exercise again their pre-emptive right at the price determined by the appointed expert according to the terms and conditions provided for in this Section 3.2 within fifteen (15) days from the notification of the price determined by the appointed expert;

(f)	the Holder shall not benefit from any right of withdrawal;

The appointed expert fees shall be borne by the Holder if the price determined by the appointed expert is inferior to the price it shall have offered and by the Shareholder(s) contesting the price in the other cases, prorata their respective holdings in the Company’s share capital.

(g)

should the pre-emptive right be exercised for a number of Shares or Rights inferior to the total number of Transferred Shares, the Holder shall be free to complete the Transfer of the Transferred Shares within the period of time notified in the Proposed Transfer or, absent of any such indication in the notification of the Proposed Transfer, within thirty (30) days from the expiration of the period of time provided for the exercise of the pre-emptive right.

Should the Holder fail to comply with the above, it shall be bound to observe again the provisions of this Article 3 prior to any Transfer of Shares or Rights.

ARTICLE 4 – Listing on a stock exchange market

Should the Board of Directors or the shareholders’ meeting of the Company vote a resolution for the listing of the Company’s shares on a French or foreign stock exchange market, the Holder irrevocably undertakes, with respect to the Shares it will then hold, to comply with the terms (including but not limited to lock-up, as the case may be) of the public offering such as jointly determined by the Company, the Shareholders, the banks responsible for the listing and the relevant market authorities.

The terms of the public offering of the Company’s shares shall be notified to the Holder by the Company or any of the Shareholders.

ARTICLE 5 – Confidentiality

As long as this Contract remains in force, the Holder undertakes to consider as strictly confidential and not to divulge, sell or transfer to any Third Party, any documents or information which it may acquire or to which it may have accessed in the course of its relationship with or responsibilities in the Company concerning, in particular, the activities, products, clients, the strategy, the development, the commercial or partnership agreements and the financial situation of the Company or its subsidiaries unless made:

(i)	with the prior consent of the Company,

(ii)	as required by the applicable mandatory laws or regulations, or

(iii)

to the directors, managers, employees or professional advisers of a Shareholder, provided that it is necessary to the performance by such Shareholder of its obligations and undertakings or to the exercise of its rights in relation to the Company and provided that the director, manager, employee or professional adviser referred to above is himself subject to a similar confidentiality agreement.

Notwithstanding the foregoing, information shall not be regarded as confidential, if it is made available to the public:

(i)	to the extent that such disclosed information does not result from the Holder’s or any Shareholder’s negligence, or

(ii)	through sources that are not in violation of this confidentiality undertaking.

ARTICLE 6 – Duration and termination of the Contract

6.1

The rights and duties of the Parties under the terms of this Contract shall enter into force as from the date on which the Holder shall hold at least one share of the Company as a result of exercising all or part of his Right(s) or for any other reason or, if the Holder already holds, whether directly or through an employee savings plan (plan d’épargne d’entreprise), at least one share of the Company, on the date of execution hereof. It will remain in force during a period of ten (10) years thereafter.

At the end of this first period of ten (10) years, the Contract shall be automatically renewed for successive periods of five (5) years. However, upon each renewal, any Party may terminate the Contract, as far as such Party is concerned, by notifying its decision to the other Parties at least twelve (12) months in advance.

The exercise by one Shareholder of the right to terminate the Contract stipulated above shall not affect the validity of the Contract towards the other Parties.

6.2	Notwithstanding the foregoing, the Contract shall automatically terminate:

(i)

with respect to any Shareholder or the Holder, on the date on which such Party shall cease to hold any share or right in the Company, without affecting the validity of the Contract towards the other Parties; or

(ii)

in case of listing (première cotation) of all or part of the shares of the Company on any regulated market of the European Union or Japan or the Nasdaq National Market or NYSE in the United States of America.

ARTICLE 7 – Notices

7.1.

All notices and other communications required or authorized hereunder shall be in writing and shall be validly made if either delivered via courier or sent by registered letter, return receipt requested, e-mail or fax provided that, in the latter cases, it is confirmed by same day registered letter, return receipt requested (or any equivalent process for notices sent across international boundaries), to the registered office or residence of the Party concerned or the Company as specified in the above recitals.

Any change in address or representative for purposes hereof shall be notified by the Party concerned to the other Parties as provided above.

7.2.	Notices and other communications delivered via courier shall be effective as of their date of delivery, as evidenced by the delivery receipt.

Notices and other communications sent by registered mail, return receipt requested, shall be effective as of their date of first presentation to the addressee.

Notices and other communications sent by e-mail or fax shall be deemed effective as of the date thereof, provided that they are confirmed by same day registered letter, return receipt requested (or any equivalent process for notices sent across international boundaries).

ARTICLE 8 – Applicable law and jurisdiction

The Contract shall be governed as to its validity, interpretation and performance by the laws of France.

Any dispute arising in connection with the Contract and its exhibits or which may result therefrom shall be submitted to the exclusive jurisdiction of the Tribunal de grande instance of the place where the Company’s registered office is located.

ARTICLE 9 – New Parties to the Contract

9.1

Should the Holder decide to transfer one or several of its Shares to any Third Party, the Holder undertakes to procure that said Third Party become a party to the Contract as a “Holder” itself no later than upon the completion of the contemplated Transfer.

Additionally, any third Party becoming a party to the Shareholders’ Agreement shall automatically become a Party to this Contract as a “Shareholder”.

9.2	For this purpose, the Parties grant to the Company (the “Agent”) an irrevocable power of attorney to make such Third Party become a party hereto.

Accordingly, the mere execution by the Agent of a copy of the Contract also executed by the above-mentioned Third Party shall be deemed executed by the Parties.

Said Third Party shall thus become a Party for the purpose of the Contract and the Contract shall benefit to and bind the said Third Party.

The Agent shall also have all powers to modify the Contract in order to insert the name of the Third Party and all the Parties shall be bound by the modifications thus made.

A copy of the amended Contract shall then be sent by the Agent to each of the Parties.

Should the relevant Party fail to comply with its commitment to ensure that the Third Party becomes a party hereto as set forth above, the Parties grant a joint and irrevocable power of attorney to the Company to refuse to register the information pertaining to the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’accounts (comptes individuels d’actionnaires).

ARTICLE 10 – Miscellaneous provisions

10.1.	The Parties agree that the provisions set forth in the preamble and the Exhibit hereof shall form an integral part of the Contract.

10.2

As a consequence of entering into this Contract, each Party hereby irrevocably renounces to any and all rights which it may have pursuant to any and all previous shareholders’ agreement between some or all the Parties with respect to the Company, except for the Agreement.

10.3

In the event that any of the provisions hereof is held to be null or void in any way whatsoever and for any reason whatsoever, the Parties undertake to use their best efforts to remedy the cause of such nullity so that, except where impossible, the Contract shall remain in full force and effect without disruption.

10.4.1	The Parties undertake to communicate, sign and deliver any information and any document, as well as to execute any act or take any measure which may be necessary for the performance of the Contract.

10.4.2

The Parties hereby agree that any Party may require in justice for specific performance (execution forcée) against any defaulting Party. and that there exists no physical, legal nor moral obstacle that would prevent such specific performance (exécution forcée) to take place.

10.5	This Contract shall validly bind and benefit to the heirs, legatees and assigns, as well as the legal representatives of each Party.

11.6

This Contract has been prepared in French and English. The Parties agree and acknowledge for the avoidance of doubt that the French version thereof, attached as an Exhibit hereto, constitutes a fair and accurate translation of the English version and may thus be used before any French court in lien of the English version as representing the full and final understanding of the Parties.

Executed in La Défense,

On

In two (2) originals

The Holder	SEQUANS COMMUNICATIONS
in its name and on behalf of each of the
Shareholders
Represented by Georges Karam,
President & CEO

EXHIBIT

French translation of the Contract

Schedule of Information for Form of Warrants (BSA Subscription Form)

Grants to Directors

Date	Family Name	Given Name	Number of Shares	Number of Shares (post-split)	Exercise Price		Plan	Start of vesting date	End of vesting date
08-Mar-11	De Pesquidoux	Hubert	50,000	25,000	3.130	€	BSA BoD	08-Mar-11	8-Mar-14
11-Jan-11	Patterson	James	50,000	25,000	3.140	€	BSA BoD	01-Dec-10	1-Dec-13
08-Mar-11	Pitteloud	Dominique	50,000	25,000	3.130	€	BSA BoD	08-Mar-11	8-Mar-14
11-Jan-11	Sharma	Alok	50,000	25,000	3.140	€	BSA BoD	01-Dec-10	1-Dec-13
11-Jan-07	Slonimsky	Zvi	450,000	225,000	1.215	€	BSA 2006-3	11-Jan-07	11-Jan-11
11-Jan-11	Slonimsky	Zvi	50,000	25,000	3.140	€	BSA BoD	11-Jan-11	11-Jan-14